UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                 )

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Crown Castle International Corp.

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March 30, 2020
Dear Stockholder:
It is my pleasure to invite you to attend the 2020 Annual Meeting of Stockholders ("Annual Meeting") of Crown Castle International Corp. ("Company"). The meeting will be held on Thursday, May 14, 2020 at 9:00 a.m. Central Time at our offices located at 1220 Augusta Drive, Suite 600, Houston, Texas 77057. The Notice of Annual Meeting and Proxy Statement ("Proxy Statement") accompanying this letter describe the business to be conducted at the Annual Meeting.
The Board of Directors welcomes this opportunity to have a dialogue with our stockholders and looks forward to your comments and questions regarding the Company. You can find information about the Company and its strategy to create long-term stockholder value in "Item I. Business—Strategy" of our 2019 Annual Report on Form 10-K for the year ended December 31, 2019 ("2019 Form 10-K").
We have elected to furnish proxy materials and our 2019 Form 10-K to many of our stockholders over the Internet pursuant to Securities and Exchange Commission rules, which allows us to reduce costs associated with the Annual Meeting. On or about March 30, 2020, we intend to mail to most of our stockholders a Notice of Internet Availability of Proxy Materials ("Proxy Materials Notice") containing instructions on how to access our Proxy Statement and 2019 Form 10-K and how to submit proxies. All other stockholders will receive a copy of the Proxy Statement and 2019 Form 10-K by mail. The Proxy Materials Notice also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and 2019 Form 10-K, if you only received a Proxy Materials Notice by mail.
It is important that your shares be represented at the Annual Meeting, regardless of the number you may hold. Whether or not you plan to attend, please promptly submit your proxy in one of the ways outlined in the following Proxy Statement in order to have your shares voted at the Annual Meeting.
I look forward to seeing you on May 14, 2020.
Kind Regards,
J. Landis Martin
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Thursday, May 14, 2020
9:00 a.m. (Central Time)
1220 Augusta Drive, Suite 600
Houston, Texas 77057
March 30, 2020
Dear Stockholder:
You are invited to the 2020 Annual Meeting of Stockholders ("Annual Meeting") of Crown Castle International Corp. The Annual Meeting will be held at the time and place noted above. We continue to actively monitor the coronavirus (COVID-19) developments and the related recommendations and protocols issued by public health authorities and federal, state and local governments, and may elect to change the means of holding the Annual Meeting (including solely by means of remote communication). For more information, see "II. Information About Voting—Attending the Annual Meeting."
At the meeting, stockholders will be asked to consider and vote upon the following matters:

•	the election of 12 directors for a one-year term;

•	the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants for fiscal year 2020;

•	a non-binding, advisory vote to approve the compensation of our named executive officers; and

•	such other business as may properly come before the Annual Meeting.
Only stockholders of record at the close of business on March 20, 2020 ("Record Date") will be entitled to vote at the Annual Meeting, and, unless a new record date is set, any adjournment or postponement of the meeting. You may submit your proxy in any of the following ways:

•
if you received a printed proxy card, mark, sign, date and return the proxy card (see instructions on the Notice of Internet Availability of Proxy Materials ("Proxy Materials Notice") on how to request a printed proxy card);

•	call the toll-free telephone number shown at the website address listed on your Proxy Materials Notice or on your proxy card; or

•	visit the website shown on your Proxy Materials Notice or the proxy card to submit a proxy via the Internet.
Alternatively, you may vote your shares in person at the Annual Meeting. Have your Proxy Materials Notice or proxy card in front of you when submitting a proxy by telephone or the Internet; it contains important information that is required to access the system.
If you are a stockholder as of the Record Date and plan to attend the Annual Meeting, see "II. Information About Voting—Attending the Annual Meeting" in the proxy statement for important requirements relating to attending and voting at the Annual Meeting.
Your vote is important. To be sure your vote counts and to assure a quorum, please submit your proxy in one of the ways outlined above whether or not you plan to attend the Annual Meeting.
By Order of the Board of Directors,
Donald J. Reid
Corporate Secretary

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

2020 Proxy Statement Summary

I.    PROXY STATEMENT SUMMARY

This Proxy Statement Summary highlights information contained elsewhere in the proxy statement. This summary does not contain all of the information you should consider, so please read the entire proxy statement carefully before voting. For additional information regarding our 2019 performance, see the Company's 2019 Annual Report on Form 10-K for the year ended December 31, 2019 ("2019 Form 10-K").

2020 Annual Meeting of Stockholders

You are invited to attend the Annual Meeting. The following provides an overview of the information about the Annual Meeting:

For additional information about the Annual Meeting, see "II. Information about Voting."

Voting Matters and Board Recommendations

The following table summarizes the three proposals to be voted on at the Annual Meeting and the Board's voting recommendation for each proposal.

Proposal	Board Recommendation	Page Reference
Election of Directors	FOR each of the director nominees	10

Ratify the Appointment of Independent Registered Public Accountants	FOR	11

Advisory Vote to Approve Executive Compensation	FOR	12

How to Vote

If you are a stockholder of record, you may submit your proxy for your shares in any of the following ways:
For detailed voting instructions, see "II. Information about Voting."

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

2020 Proxy Statement Summary

Snapshot of Director Nominees

The following table provides summary information about each director nominee. Additional information about our director nominees and their respective skills and qualifications can be found beginning on page 13.

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships	Other Public Company Boards

P. Robert Bartolo	48	2014	Individual Investor	●	• Audit (C) • Compensation

Jay A. Brown	47	2016	President and CEO, Crown Castle International Corp.

Cindy Christy	54	2007	President, Asurion Corp.	●	• Compensation (C) • NCG

Ari Q. Fitzgerald	57	2002	Partner, Hogan Lovells US LLP	●	• Compensation • NCG (C) • Strategy

Robert E. Garrison II	78	2005	Individual Investor	●	• Audit • Compensation

Andrea J. Goldsmith	55	2018	Professor of Electrical Engineering, Stanford University	●	• NCG • Strategy	1

Lee W. Hogan	75	2001	Individual Investor	●	• Audit • Compensation • Strategy

Edward C. Hutcheson, Jr.	74	1999*	Managing Director and Senior Advisor, Platte River Equity, LLC	●	• Strategy

J. Landis Martin	74	1999*	Founder and Managing Director, Platte River Equity, LLC	●	• NCG	2

Robert F. McKenzie	76	1995	Individual Investor	●	• Audit • Strategy

Anthony J. Melone	59	2015	Former EVP and CTO, Verizon Communications	●	• NCG • Strategy (C)	1

W. Benjamin Moreland	56	2006	Former President and CEO, Crown Castle International Corp.		• Strategy	1

* Mr. Hutcheson also served as a director from January 1995 to February 1999 and, thereafter, has served as a director from July 1999 to the present. Mr. Martin also served as a director from 1995 to November 1998 and, thereafter, has served as a director from November 1999 to the present.
(C) Committee Chair

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

2020 Proxy Statement Summary

Corporate Governance Highlights

We recognize the importance of a robust corporate governance framework to promote the interests of our stockholders. Our corporate governance highlights include:

✓ Annual election of directors by majority vote	✓ Stock ownership and retention guidelines
✓ 10 out of 12 independent director nominees	✓ Annual Board and committee evaluations
✓ Range of director nominee tenure	✓ One-share, one-vote standard
✓ Separate Chairman and CEO	✓ Disclosure committee for financial reporting
✓ Regular Board executive sessions	✓ Proxy access
✓ Board diversity	✓ No poison pill

Business Performance Highlights

We delivered another strong year of results for 2019, with the highest level of tower leasing activity in more than a decade. We continue to believe our ability to offer towers, small cells and fiber solutions, which are all integral components of communications networks and are shared among multiple tenants, provides us the best opportunity to generate significant growth while delivering high returns for our stockholders.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

2020 Proxy Statement Summary

Pay-for-Performance
Rewarding improvement in our financial and operating results and the creation of stockholder value are key characteristics of our compensation philosophy, which serves as the foundation of our executive compensation program. To align the interests of our executives with those of our stockholders, the focus of our executive compensation program is on incentive compensation that emphasizes "pay-for-performance," rewarding our executives for performance against pre-established financial goals and total stockholder return ("TSR"). Our executive compensation program is discussed in detail in section "VIII. Executive Compensation" starting on page 30.

Alignment of Pay and Performance

We seek to align the interests of our named executive officers ("NEOs"), including our chief executive officer ("CEO"), with the interests of our stockholders. Our executive compensation program aligns a significant portion of our NEOs' compensation with the total return experienced by our stockholders. The graph below illustrates the alignment between our CEO's compensation and the returns experienced by our stockholders over the last three years.

2019 Pay Components

As part of our executive compensation program, we provide our NEOs with base salary, short-term incentives and long-term incentives. We allocate compensation among these components based on our belief that the majority of executive compensation should be paid in the form of performance-based, variable compensation, with a greater emphasis on "at risk" pay for senior executives who have greater responsibility for the business.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

2020 Proxy Statement Summary

As illustrated below, the compensation pay mix for our CEO and our other NEOs during 2019 reflects our objectives of linking pay to performance and aligning executives' interests with those of our stockholders. The compensation pay mix for "All Other NEOs" reflects the average compensation for all of our NEOs as a group, excluding the CEO, for fiscal 2019. For an individual breakdown of the compensation allocation for each of our NEOs, see "VIII. Executive Compensation—Compensation Disclosure and Analysis—Elements of Executive Compensation Benefits" starting on page 33.

The following illustrates the make-up of, and performance metrics attributable to, the short-term and long-term incentives awarded to our NEOs. For additional information on the short-term and long-term incentives, see "VIII. Executive Compensation—Compensation Discussion and Analysis—Elements of Executive Compensation and Benefits."

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

2020 Proxy Statement Summary

Say-on-Pay

Our stockholders have historically approved our say-on-pay proposal at a high rate, with 98.84% of votes cast in favor of our executive compensation program in 2019. The following chart shows the Company's say-on-pay advisory vote approval rates for the past 5 years.

100%
80%
60%
40%
20%
0
99.07%
98.07%
98.76%
99.05%
98.84%
2015
2016
2017
2018
2019

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Unless this proxy statement ("Proxy Statement") indicates otherwise or the context otherwise requires, the terms, "we," "our," "our Company," "the Company" or "us" as used in this Proxy Statement refer to Crown Castle International Corp. and its predecessor (organized in 1995), as applicable, each a Delaware corporation (together, "Crown Castle International Corp.").

II.    INFORMATION ABOUT VOTING
Solicitation of Proxies.  The Board of Directors ("Board") of Crown Castle International Corp. is soliciting proxies for use at our 2020 Annual Meeting of Stockholders ("Annual Meeting") and any adjournments or postponements of the Annual Meeting.
This Proxy Statement, the form of proxy and our 2019 Form 10-K are being distributed or made available via the Internet to our stockholders on or about March 30, 2020.
Notice of Internet Availability of Proxy Materials. Pursuant to Securities and Exchange Commission ("SEC") rules regarding the electronic distribution of proxy materials, we have elected to provide access to our proxy materials on the Internet, instead of mailing the full set of printed proxy materials, which allows us to reduce costs associated with the Annual Meeting. On or about March 30, 2020, we intend to send to most of our stockholders a Notice of Internet Availability of Proxy Materials ("Proxy Materials Notice") containing instructions on how to access our Proxy Statement and 2019 Form 10-K and how to submit a proxy. If you receive a Proxy Materials Notice, you will not receive a printed copy of the proxy materials in the mail unless you request it. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Proxy Materials Notice.
Agenda Items.  The agenda for the Annual Meeting is to consider and vote upon the following matters:

•	the election of 12 directors for a one-year term;

•	the ratification of the appointment of PricewaterhouseCoopers LLP ("PwC") as our independent registered public accountants for fiscal year 2020;

•	a non-binding, advisory vote to approve the compensation of our named executive officers; and

•	such other business as may properly come before the Annual Meeting.
Who can Vote.  You can vote at the Annual Meeting if you are, on the Record Date (as defined below), a holder of record of our common stock, par value of $0.01 per share ("Common Stock"). The record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting is the close of business on March 20, 2020 ("Record Date"). Holders of Common Stock will have one vote for each share of Common Stock owned of record as of the Record Date. As of the close of business on the Record Date, there were 416,749,469 shares of Common Stock outstanding.
A complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder of record at our offices located at 1220 Augusta Drive, Suite 600, Houston, Texas 77057 for a period of 10 days prior to the Annual Meeting. The list will also be available for examination by any stockholder of record present at the Annual Meeting.
How to Vote.  You may submit your proxy for your shares in any of the following ways:

•	if you receive a printed proxy card, mark, sign, date and return the proxy card (see instructions on the Proxy Materials Notice on how to request a printed proxy card);

•	call 1-800-690-6903 to submit a proxy by telephone; or

•	visit www.proxyvote.com to submit a proxy via the Internet.
Alternatively, you may vote at the Annual Meeting. If you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the stockholder of record (that is, your bank, broker or nominee) to be able to vote at the Annual Meeting.
Have your Proxy Materials Notice, proxy card or voting instruction form in front of you when submitting a proxy by telephone or the Internet. It contains important information that is required to access the system.
You must submit your proxy by 11:59 p.m. Eastern Time on May 13, 2020.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

How to Vote as a Participant in the Crown Castle International Corp. 401(k) Plan.  If you are a participant in the Crown Castle International Corp. 401(k) Plan ("401(k) Plan"), your proxy card, or a proxy submitted by telephone or through the Internet, will also serve as voting instructions to Charles Schwab Bank, as trustee for the 401(k) Plan ("Trustee"), with respect to shares of Common Stock allocable to your 401(k) Plan account as of the Record Date.
If you provide voting instructions with respect to shares of Common Stock allocable to your 401(k) Plan account, the Trustee will vote those shares in the manner specified. If you fail to provide timely instructions, the independent fiduciary for the 401(k) Plan will instruct the Trustee to vote such shares of Common Stock in the same proportion as shares of Common Stock for which voting instructions have been timely and properly received from other 401(k) Plan participants, unless required by applicable law to exercise discretion in voting such shares.
To allow sufficient time for the Trustee to vote your shares, voting instructions from 401(k) Plan participants must be received by 11:59 p.m. Eastern Time on May 11, 2020.
Use of Proxies.   All proxies that have been timely and properly submitted – whether by Internet, telephone or mail – and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board. The Board recommends the following vote for each of the proposals to be considered and voted upon at the Annual Meeting:

•	FOR the election of each of the director nominees named in this Proxy Statement (Proposal 1);

•	FOR the ratification of the appointment of PwC as our independent registered public accountants for fiscal year 2020 (Proposal 2); and

•	FOR the non-binding, advisory vote to approve the compensation of our named executive officers (Proposal 3).

If any other matters are properly presented at the Annual Meeting for consideration and if you have submitted a proxy for your shares by Internet, telephone or mail, the persons named as proxies in the proxy card will have the discretion to vote on those matters for you. As of the date we filed this Proxy Statement with the SEC, we do not know of any other matters to be raised at the Annual Meeting.
Revoking a Proxy.  You may change your vote by revoking your proxy at any time before it is exercised.
If you are a stockholder of record, you can revoke your proxy by:

•	delivering a timely written notice of revocation to our Corporate Secretary, Crown Castle International Corp., 1220 Augusta Drive, Suite 600, Houston, Texas 77057;

•	submitting a timely, later-dated proxy by Internet, telephone or mail (see instructions on your Proxy Materials Notice or proxy card); or

•	attending the Annual Meeting and voting. Attendance at the meeting alone will not constitute a revocation of a proxy.
If you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee, you may revoke your voting instructions by submitting new voting instructions to your bank, broker or other nominee before the applicable deadline shown above or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares, you may change your vote by attending the Annual Meeting and voting in person.
If you are a participant in the 401(k) Plan, you may revoke your voting instructions by submitting new voting instructions to the Trustee before the applicable deadline shown above.

Quorum Requirement.  A quorum of stockholders is needed to hold a valid Annual Meeting. A quorum will exist to hold a valid Annual Meeting if the holders of at least a majority in voting power of the outstanding shares of Common Stock entitled to vote at the Annual Meeting attend the Annual Meeting in person or are represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum.
Vote Required for Action.  Each director shall be elected (Proposal 1) by a majority of the votes cast by the holders of shares of Common Stock entitled to vote and present in person or represented by proxy (a majority of

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

the votes cast means that, to be elected, the number of votes cast "for" a nominee must exceed the number of votes cast "against" the nominee). The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter is required to approve each of (1) the ratification of PwC as our independent registered public accountants for fiscal year 2020 (Proposal 2) and (2) the non-binding, advisory resolution to approve the compensation of our named executive officers (Proposal 3).
Generally, all other actions which may come before the Annual Meeting require the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matters.
With respect to all proposals other than the election of directors (Proposal 1), abstentions have the same effect as votes against, and broker non-votes have no effect. With respect to the election of directors, abstentions and broker non-votes are not counted as a vote cast "for" or "against" a nominee.

Attending the Annual Meeting. The Annual Meeting will be held on May 14, 2020 at 9:00 a.m. Central Time at our offices located at 1220 Augusta Drive, Suite 600, Houston, Texas 77057. We currently intend to hold the Annual Meeting in person. We continue to actively monitor the coronavirus (COVID-19) developments and the related recommendations and protocols issued by public health authorities and federal, state and local governments. We are sensitive to the public health and travel concerns that our various stockholders may have. Accordingly, we may elect to change the means of holding the Annual Meeting (including solely by means of remote communication), if we determine that it is not possible or advisable to hold an in-person meeting. If we make this change, we will promptly issue a press release with details on how to participate at the Annual Meeting. We will post the press release on our website at https://investor.crowncastle.com/ and file it with the SEC as additional proxy material. As always, we encourage you to vote your shares prior to the Annual Meeting.

You may attend the meeting if you are (1) a stockholder of record, (2) a legal proxy for a stockholder of record, or (3) a beneficial owner with evidence of ownership as of the Record Date (such as a letter from the bank, broker or other nominee through which you hold your shares confirming your ownership or a bank or brokerage firm account statement). If you are a stockholder of record who plans to attend the Annual Meeting, please mark the appropriate box on your proxy card (or note your intention to attend when prompted via Internet or telephone proxy submission). For all attendees, a valid picture identification must be presented in order to attend the meeting.

As noted above in "—How to Vote" of this section "II. Information About Voting," if you are a beneficial owner and wish to vote at the Annual Meeting, you must obtain a legal proxy, executed in your favor, from the bank, broker or other nominee through which you hold your shares and present it at the Annual Meeting. To request a legal proxy, please follow the instructions at the website listed on the Proxy Materials Notice.
If you are a beneficial owner and plan to attend the Annual Meeting, please send written notification in advance of the Annual Meeting to our Corporate Secretary at Crown Castle International Corp., 1220 Augusta Drive, Suite 600, Houston, Texas 77057, and enclose a copy of (1) evidence of your ownership as of the Record Date or (2) a legal proxy, executed in your favor, from the institution through which you hold your shares.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

III.    PROPOSALS
1.  Election of Directors
Pursuant to our Restated Certificate of Incorporation, all directors of the Board (other than any director who may be elected by the holders of any series of preferred stock) hold office for a term expiring at the first succeeding annual meeting of stockholders after their election, with each such director holding office until his or her successor shall have been duly elected and qualified ("Annual Term").
The nominees for director at the Annual Meeting are: P. Robert Bartolo, Jay A. Brown, Cindy Christy, Ari Q. Fitzgerald, Robert E. Garrison II, Andrea J. Goldsmith, Lee W. Hogan, Edward C. Hutcheson, Jr., J. Landis Martin, Robert F. McKenzie, Anthony J. Melone and W. Benjamin Moreland. Each of these nominees is currently a member of the Board. If elected at the Annual Meeting, each of the nominees shall hold office as a director for an Annual Term.
In accordance with our Amended and Restated By-laws ("By-Laws"), each incumbent director nominee has tendered an irrevocable resignation that will be effective upon (1) failure to receive the required vote for election at the Annual Meeting and (2) the Board's subsequent acceptance of such resignation. If an incumbent director nominee fails to receive the required vote for re-election, the Nominating & Corporate Governance Committee ("NCG Committee") and the Board should act to determine whether to accept or reject the resignation, or whether other action should be taken.
Each nominee has consented to be nominated and has expressed his or her intention to serve if elected. The Board expects that each of the nominees for director will be able and willing to serve as a director. If any nominee is not available, the proxies may be voted for another person nominated by the current Board, or the size of the Board may be reduced. Information about the nominees and the Board is contained in the next two sections of this Proxy Statement (see "IV. Board of Directors" and "V. Information About the Board of Directors").
The Board recommends a vote FOR the election of each of the 12 nominees named herein as directors.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

2.  Ratification of Appointment of Independent Registered Public Accountants
The Audit Committee of the Board ("Audit Committee") has appointed PwC to continue to serve as our independent registered public accountants for fiscal year 2020. In the event the stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. Approval of the resolution will in no way limit the Audit Committee's authority to terminate or otherwise change the engagement of PwC for fiscal year 2020.
We were billed for professional services provided with respect to fiscal years 2019 and 2018 by PwC in the amounts set forth in the following table.

Services Provided	2019	2018
Audit Fees (a)	$3,295,000	$3,584,596
Audit-Related Fees (b)	900	75,900
Tax Fees (c)	304,100	47,201
All Other Fees (d)	—	—
Total	$3,600,000	$3,707,697

(a)
Represents the aggregate fees billed for professional services rendered by PwC for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q, services related to the audit of internal control over financial reporting, and other services normally provided by our independent auditor in connection with statutory and regulatory filings or engagements.

(b)
Represents the aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit or review of our financial statements not reported as "Audit Fees." Audit-related fees for 2018 were for services in connection with discussions, reviews and testing of certain information related to new accounting standards in a year prior to adoption.

(c)	Represents the aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning.

(d)	Represents the aggregate fees billed for products and service provided by PwC other than those reported as audit, audit-related or tax fees above.
We expect a representative of PwC to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.
The Board recommends a vote FOR ratification of the appointment of PwC as our independent registered public accountants for fiscal year 2020.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

3. Non-binding, Advisory Vote to Approve the Compensation of Our Named Executive Officers

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the related rules, our stockholders have the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC's compensation disclosure rules.

Accordingly, we are asking our stockholders to approve the following resolution at the Annual Meeting:
RESOLVED, that the stockholders of Crown Castle International Corp. ("Company") approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Company's Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure.
As described in "VIII. Executive Compensation—Compensation Discussion and Analysis" of this Proxy Statement, we seek to align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are generally designed to reward our named executive officers for performance against pre-established financial goals and the TSR experienced by our stockholders, with a focus on variable, "at risk" incentive-based compensation that supports our "pay-for-performance" compensation philosophy. We believe that our executive compensation program is designed to attract, retain and motivate high-performing executives to lead our Company.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote on this proposal is advisory, which means that the vote is not binding on the Company, our Board or the Compensation Committee of the Board ("Compensation Committee"). Nevertheless, the Board and the Compensation Committee value the opinions of our stockholders, and intend to consider any stockholder concerns evidenced by this vote and evaluate whether any actions are necessary to address those concerns.

The Board recommends a vote FOR the approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

IV.    BOARD OF DIRECTORS
Nominees for Director—For a Term Expiring in 2021

P. Robert Bartolo	Age: 48	Director Since: 2014

Principal Occupation: Individual Investor
Mr. Bartolo was appointed to the Board as a director in February 2014. Mr. Bartolo served as a portfolio manager in the U.S. Equity Division of T. Rowe Price from March 2005 to January 2014. During such time, Mr. Bartolo also served as Vice President of T. Rowe Price Group, Inc. From October 2007 to January 2014, Mr. Bartolo served as Executive Vice President ("EVP") of the U.S. Growth Stock Fund and chairman of that fund's Investment Advisory Committee. Mr. Bartolo also analyzed and recommended companies in the telecommunications and related industries for T. Rowe Price from August 2002 to March 2007 and co-managed the Media and Telecom Fund from March 2005 to March 2007. Mr. Bartolo has earned the Chartered Financial Analyst designation.

Skills and Qualifications: Mr. Bartolo brings to our Board financial and investment expertise and experience, business analysis acumen, advanced financial literacy, and an understanding of our business and the communications infrastructure industry, including extensive experience investing in and analyzing companies in the telecommunications and related industries.

Jay A. Brown	Age: 47	Director Since: 2016

Principal Occupation: President and CEO, Crown Castle International Corp.
Mr. Brown was elected to the Board as a director in May 2016 and has served as our President and CEO effective June 2016.  Previously, Mr. Brown served as our Senior Vice President ("SVP"), Chief Financial Officer ("CFO") and Treasurer from July 2008 to May 2016.  Mr. Brown served as Vice President of Finance from August 2001 until his appointment as our CFO and, during such time, was also appointed Treasurer in May 2004.  From the time he joined the Company in August 1999 until July 2001, Mr. Brown served in a number of positions in corporate development and corporate finance.  Mr. Brown serves on the advisory board of governors of NAREIT—the National Association of Real Estate Investment Trusts, the board of directors and executive committee of the Wireless Industry Association and the advisory board of Hankamer School of Business at Baylor University.

Skills and Qualifications: Mr. Brown brings to our Board executive experience (including as our CFO), extensive knowledge and understanding of our business and the communications infrastructure industry, financial and transactional acumen, and strategic insight.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Cindy Christy	Age: 54	Director Since: 2007

Principal Occupation: President, Asurion Corporation
Ms. Christy was appointed to the Board as a director in August 2007. Ms. Christy has served as President of Asurion Corporation ("Asurion") since September 2014. Ms. Christy's prior positions at Asurion include service as Chief Operating Officer ("COO") from September 2014 to December 2017, as President-Americas from December 2012 to September 2014, and as President-Sales, Marketing and Product Management from November 2008 to December 2012. Prior to joining Asurion, Ms. Christy served as President, Americas Region for Alcatel-Lucent from January 2008 to September 2008 and as President of the North America Region for Alcatel-Lucent from December 2006 to December 2007. Prior to that time, Ms. Christy served in various positions with Lucent Technologies Inc., including President of the Network Solutions Group, President of the Mobility Solutions Group and COO of the Mobility Solutions Group. From August 2015 to February 2019, Ms. Christy served on the board of directors of The Dun & Bradstreet Corporation, formerly a public company.

Skills and Qualifications: Ms. Christy brings to our Board extensive and advanced know-how and understanding of telecommunications technologies and related emerging technological trends, relevant executive experience (including with a leading telecommunications infrastructure provider), industry strategic insights, and extensive knowledge of our customers, including such customers' anticipated priorities, goals and objectives.

Ari Q. Fitzgerald	Age: 57	Director Since: 2002

Principal Occupation: Partner, Hogan Lovells US LLP
Mr. Fitzgerald was appointed to the Board as a director in August 2002. Mr. Fitzgerald is currently a partner in the Washington, D.C. office of Hogan Lovells US LLP ("Hogan Lovells"), and is a member of that firm's Communications Group, where he concentrates on wireless, international and Internet-related issues. Prior to joining Hogan Lovells, Mr. Fitzgerald was an attorney with the Federal Communications Commission ("FCC") from 1997 to 2001. While at the FCC, he served for nearly three years as legal advisor to FCC Chairman William Kennard and later as Deputy Chief of the FCC's International Bureau. Prior to joining the FCC, Mr. Fitzgerald was an attorney in the Office of Legal Counsel of the U.S. Department of Justice. He also served as legal counsel to former U.S. Senator Bill Bradley. Prior to working for the U.S. Department of Justice, Mr. Fitzgerald worked as an attorney for the law firm of Sullivan & Cromwell LLP.

Skills and Qualifications: Mr. Fitzgerald brings to our Board extensive regulatory knowledge and experience (particularly with respect to the FCC, National Telecommunications and Information Administration, the U.S. Congress, U.S. Department of Justice and other federal agencies that address communications policy issues), legal expertise, an understanding of and insight into government affairs and activities, and an understanding of our business and the communications infrastructure industry.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Robert E. Garrison II	Age: 78	Director Since: 2005

Principal Occupation: Individual Investor
Mr. Garrison was elected to the Board as a director in May 2005. Mr. Garrison served as Chairman of the Executive Committee of Sanders Morris Harris Group Inc. ("SMHG"), a financial services company, from May 2009 until February 2012. Mr. Garrison served as President and CEO of SMHG from January 1999 until May 2002 and as President until May 2009. Mr. Garrison is a director of Prosperity Bank; NuPhysicia LLC; and JTS Capital Corp, each a private company. He also serves as a corporate member of the board of directors of the Memorial Hermann Health System. Mr. Garrison has had prior service as a director of FirstCity Financial Corporation and SMHG (each, formerly a public company). Mr. Garrison has over 40 years' experience in the securities industry and is a Chartered Financial Analyst.

Skills and Qualifications: Mr. Garrison brings to our Board extensive financial and investment expertise and experience, executive experience (including as a CEO of a public company), business analysis acumen, advanced financial literacy, an understanding of our business and the communications infrastructure industry, entrepreneurial experience, and public company corporate governance knowledge.

Andrea J. Goldsmith	Age: 55	Director Since: 2018

Principal Occupation: Professor of Electrical Engineering, Stanford University
Ms. Goldsmith was appointed to the Board effective February 2018. Ms. Goldsmith has served as the Stephen Harris professor in the School of Engineering at Stanford University since 2012 and has served as a professor, associate professor or assistant professor at Stanford University since January 1999. Ms. Goldsmith also founded and served as Chief Technology Officer ("CTO") of Plume WiFi (formerly, Accelera, Inc.) from August 2010 to August 2014 and Quantenna Communications, Inc. (formerly, mySource Communications, Inc.) from 2005 to 2009. In addition, Ms. Goldsmith currently serves on the Technical Advisory Boards of Sequans Communications and Cohere Technologies. Ms. Goldsmith is a frequent lecturer and writer regarding wireless technologies. Ms. Goldsmith also serves on the board of directors of Medtronic plc, a public company.
Skills and Qualifications: Ms. Goldsmith brings to our Board extensive and advanced know-how and understanding of telecommunications technologies and emerging related technological trends, executive experience and an academic perspective.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Lee W. Hogan	Age: 75	Director Since: 2001

Principal Occupation: Individual Investor
Mr. Hogan was appointed to the Board as a director in March 2001. Mr. Hogan served as President and CEO of SFM Limited from March 2001 to December 2001. Mr. Hogan served as an officer and director of Reliant Energy Inc. ("Reliant"), a public diversified international energy services and energy delivery company, from 1990 to 2000. During his tenure at Reliant, Mr. Hogan served as Vice Chairman and as one of four members of The Office of the CEO, the principal management policy instrument of Reliant. In addition, he served on the Finance Committee of Reliant's board of directors. Previously, Mr. Hogan served as CEO of Reliant's Retail Energy Group, president and CEO of Reliant's International Business Group (directing energy operations in Asia, Europe and Latin America), and in a variety of capacities for Reliant's Houston Lighting & Power subsidiary. Mr. Hogan was the founding president of The Greater Houston Partnership, a business advocacy organization, where he served from 1987 to 1990.

Skills and Qualifications: Mr. Hogan brings to our Board extensive executive experience (including as a CEO), financial and transactional acumen, investment expertise, strategic insight, an understanding of our business and the communications infrastructure industry, and public company corporate governance knowledge.

Edward C. Hutcheson, Jr.	Age: 74	Director Since: 1999 (with prior service as a director from 1995 to 1999)

Principal Occupation: Managing Director and Senior Advisor, Platte River Equity, LLC
Mr. Hutcheson has served on the Board as a director from January 1995 until February 1999 and from July 1999 to the present. Mr. Hutcheson was a co-founder of ours in 1994 and served as our CEO or Chairman from inception until March 1997. Since February 2000, Mr. Hutcheson has been involved in private investment and consulting activities. He currently serves as a Managing Director and Senior Advisor of the private equity firm Platte River Equity, LLC. From March 1997 until February 2000, he served in several capacities, including COO, with Pinnacle Global Group Inc., formerly a public financial services company, which merged to form SMHG. From 1987 through 1993, he served in senior management roles with Baroid Corporation, formerly a public petroleum services company and now a part of Halliburton Co. He served as President, COO and a director of the Baroid holding company from 1990 through 1993. Mr. Hutcheson is also a member of the Board of Trustees of Northwestern University.

Skills and Qualifications: Mr. Hutcheson brings to our Board relevant executive experience (including as a CEO), financial and transactional acumen, investment expertise, an understanding of our business and the communications infrastructure industry, and public company corporate governance knowledge.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

J. Landis Martin	Age: 74	Director Since: 1999 (with prior service as a director from 1995 to 1998)

Principal Occupation: Founder and Managing Director, Platte River Equity, LLC
Mr. Martin has been a director on our Board from 1995 through November 1998 and from November 1999 to the present. Mr. Martin has served as Chairman of our Board since May 2002. Mr. Martin is Chairman of the private equity firm Platte River Equity, LLC and has been a Managing Director since its founding in November 2005. Mr. Martin retired as Chairman and CEO of Titanium Metals Corporation, a public integrated producer of titanium metals company, where he served from January 1994 until November 2005. Mr. Martin served as President and CEO of NL Industries, Inc., a public chemical manufacturing company, from 1987 to 2003 and as a director from 1986 to 2003. Mr. Martin is also lead director of Apartment Investment Management Company and Intrepid Potash, Inc., each a public company. Mr. Martin served as a director on the board of directors of Halliburton Company, a public company, from 1998 until 2018, having served as lead director from 2009 to 2018.

Skills and Qualifications: Mr. Martin brings to our Board extensive executive experience (including as a CEO of public companies), financial and transactional acumen, investment expertise, strategic insight, an understanding of our business and the communications infrastructure industry, and public company corporate governance knowledge.

Robert F. McKenzie	Age: 76	Director Since: 1995

Principal Occupation: Individual Investor
Mr. McKenzie was elected to the Board as a director in 1995. During his multi-decade career, Mr. McKenzie built and led operations of mobile wireless, voice and data networking, computer storage, and business services companies. From 1990 to 1994, Mr. McKenzie was a founder, director and President/COO of OneComm, Inc., a mobile communications provider, which was sold to Nextel Communications (now part of Sprint Corporation) ("Nextel") in 1994. From 1980 to 1990, he held general management positions with Northern Telecom, Inc. and was responsible for the marketing and support of its Meridian Telephone Systems and Distributed Communications networks to businesses in the Western United States. In addition, as an independent investor and director, he has helped establish Vector ESP, Inc. (a private company implementing server-based computing applications), CO Space Inc. (a private computer server co-location facilities company), Velocom, Inc. (a private company providing wireless telephone and Internet services in Brazil), and Cordillera Communications Corporation (a private mobile communications provider in the U.S., Peru, Ecuador and Chile). From June 2012 to December 2015, Mr. McKenzie served on the board of directors of Mobile Pulse Inc. (a private mobile connectivity analytics company).
Skills and Qualifications: Mr. McKenzie brings to our Board relevant executive experience (including as President/COO of a mobile communications provider), extensive telecommunications technology knowledge, an understanding of our carrier customers and their needs, entrepreneurial and venture development experience, an understanding of our business and the communications infrastructure industry, and public company corporate governance.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Anthony J. Melone	Age: 59	Director Since: 2015

Principal Occupation: Former EVP and CTO, Verizon Communications
Mr. Melone was appointed to the Board as a director in May 2015. Mr. Melone has over three decades of experience in the telecommunications industry, including having served as EVP and CTO for Verizon Communications from December 2010 to April 2015. In addition, Mr. Melone served in a variety of positions with Verizon Wireless from 2000 to December 2010, including as SVP and CTO from 2007 to December 2010. Mr. Melone serves on the board of directors of ADTRAN, Inc., a public company.
Skills and Qualifications: Mr. Melone brings to our Board extensive and advanced know-how and understanding of telecommunications technologies and emerging related technological trends, relevant executive experience (including with a leading telecommunications company), industry strategic insight, an understanding of our business and the communications infrastructure industry, and extensive knowledge of our customers, including such customers' anticipated priorities, goals and objectives.

W. Benjamin Moreland	Age: 56	Director Since: 2006

Principal Occupation: Former President, CEO and Executive Vice Chairman ("EVC"), Crown Castle International Corp.
Mr. Moreland was appointed to the Board as a director in August 2006 and served as our EVC from June 2016 to December 2017. Prior to his appointment as EVC, he served as our President and CEO from July 2008 and as our EVP and CFO from February 2004 to June 2008, having been appointed CFO and Treasurer in April 2000. Prior to being appointed CFO, he had served as our SVP and Treasurer, including with respect to our domestic subsidiaries, since October 1999. Mr. Moreland serves as the chairman on the board of directors of Clear Channel Outdoor Holdings, Inc., a public company, and as a director on the board of directors of Houston Methodist Hospital. From May 2016 to September 2017, Mr. Moreland served on the board of directors of Monogram Residential Trust, Inc., which was a public company until its acquisition by an affiliate of Greystar Growth and Income Fund, LP in September 2017. From January 2008 to March 2018, Mr. Moreland served on the board of directors of Calpine Corp., which was a public company until its acquisition by an affiliate of Energy Capital Partners.
Skills and Qualifications: Mr. Moreland brings to our Board varied executive experience (including as our CEO, CFO, and EVC), extensive knowledge and understanding of our business and the communications infrastructure industry, financial and transactional acumen, and strategic insight.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

V.    INFORMATION ABOUT THE BOARD OF DIRECTORS

Board Matrix

The following matrix provides information regarding the members of our Board, including certain types of knowledge, skills, experiences and attributes possessed by one or more of our directors which our Board believes are relevant to our business, industry or real estate investment trust ("REIT") structure. The matrix does not encompass all of the knowledge, skills, experiences or attributes of our directors, and the fact that a particular knowledge, skill, experience or attribute is not listed does not mean that a director does not possess it.  In addition, the absence of a particular knowledge, skill, experience or attribute with respect to any of our directors does not mean the director in question is unable to contribute to the decision-making process in that area. The type and degree of knowledge, skill and experience listed below may vary among the members of the Board.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Board Leadership Structure
Since our initial public offering in 1998, the roles of Chairman of our Board and CEO have been served by two different persons at all times. Notwithstanding the foregoing, our Corporate Governance Guidelines provide that the Board does not maintain a firm policy with respect to the separation of the offices of Chairman and CEO. The Board believes that it is in the best interests of our stockholders for the Board to make a determination regarding the separation or combination of these roles each time it elects a new Chairman or CEO based on the relevant facts and circumstances applicable at such time.
Meetings
During 2019, the Board held five meetings (four regularly scheduled and one special). Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board during the period in which he or she was a director and (2) the total number of meetings of all Board committees ("Committees") on which he or she served during the period in which he or she was a director.
Our Corporate Governance Guidelines provide that, while the Board understands that scheduling conflicts may arise resulting in absences, the Board strongly encourages each director to attend our annual meeting of stockholders. Each of the directors serving on the Board at the time of our 2019 annual meeting of stockholders ("2019 Annual Meeting") attended the 2019 Annual Meeting.
The non-management members of the Board generally meet in executive session at each regularly scheduled meeting of the Board (typically four times per year). In addition, the Board meets at least once a year in executive session with only independent directors present. Our Corporate Governance Guidelines provide that if the Chairman of the Board is a non-management director, the Chairman of the Board shall preside at such executive sessions, and if the Chairman of the Board is a member of management, the non-management directors may elect a chairman to preside at such executive sessions.
Board Oversight of Risk
Management is responsible for assessing and managing our various exposures to risk on a day-to-day basis. Our Internal Audit department serves as the primary monitoring and testing function for company-wide policies and procedures, including policies and procedures regarding our risk management strategy. Such strategy includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels. The Board is responsible for overseeing and assessing our risk management strategy. The Board exercises these responsibilities periodically as part of its meetings and also through the Board's four standing Committees, each of which examines various components of risk in connection with its responsibilities. Our Vice President—Internal Audit position reports to the Audit Committee, and provides periodic updates (generally quarterly) to the Audit Committee with respect to the Internal Audit department's activities, including with respect to risk management matters (including cybersecurity risks) and the audit agenda. In addition, an overall review of risk is inherent in the Board's consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters. The Board's role in risk oversight is consistent with the Board's current leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board and its Committees providing oversight in connection with those efforts.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Board Committees

The Board has four standing Committees: Audit Committee, Compensation Committee, NCG Committee and Strategy Committee. The table below shows the current chairs and members of each standing Committee and the independence status of each Board member.
Copies of the Committee charters of each of the Audit Committee, Compensation Committee and the NCG Committee can be found under the Investors section of our website at https://www.crowncastle.com/investors/corporate-governance, and such information is also available in print to any stockholder who requests it through our Corporate Secretary. A summary of each standing Committee's functions is set forth below.

•	Audit Committee
Number of Meetings in 2019: 11
Functions and Authority:  The functions and authority of the Audit Committee include:

•	provide oversight of:

•	our financial statements and accounting practices;

•	the quality and integrity of the financial statements and other financial information we provide to any governmental body or the public;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent registered public accountants ("Auditors");

•	the performance of our internal audit function and the Auditors; and

•	our systems of internal controls;

•	select and appoint the Auditors; and

•	review and approve audit and non-audit services to be performed by the Auditors.
Audit Committee Financial Expert:  The Board has determined that each of the current members of the Audit Committee meets the requirements of an audit committee financial expert pursuant to applicable SEC rules and is financially literate. For information regarding each Audit Committee member's business experience, see "IV. Board of Directors."
For additional information regarding the Audit Committee, see "IX. Audit Committee Matters."

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

•	Compensation Committee
Number of Meetings in 2019: 5
Functions and Authority:  The functions and authority of the Compensation Committee include:

•	assist the Board with its responsibilities relating to compensation of our executives;

•	develop an overall executive compensation philosophy, strategy and framework consistent with corporate objectives and stockholder interests;

•	design, recommend, administer and evaluate our executive compensation plans, policies and programs;

•	administer our incentive compensation and equity-based compensation plans;

•	review, determine and recommend to the Board (or the independent directors, as applicable) the compensation of the CEO and certain other senior officers;

•	review whether our compensation plans, policies and programs are competitive and consistent with our long-term strategy, corporate values and accepted legal practices; and

•	retain, terminate and approve the fees of any compensation consultants to assist the Compensation Committee with its duties.
Executive Compensation Process and Procedures:  Over the course of several meetings throughout the year, the Compensation Committee annually reviews executive compensation, including base salary, short-term incentive compensation, long-term incentive compensation and other benefits. In performing its duties, the Compensation Committee obtains input, as it deems necessary, from an independent compensation consultant ("Compensation Consultant") engaged directly by the Compensation Committee (while the Compensation Consultant is engaged by the Compensation Committee, it works with management, including members of our human resources department and our CEO, in developing compensation studies as directed by the Compensation Committee). For 2019, Meridian Compensation Partners served as the Compensation Consultant. In addition, in the case of compensation decisions relating to executives other than the CEO, the Compensation Committee seeks and obtains input from the CEO. The Compensation Committee regularly holds executive sessions at its meetings during which management, including the CEO, is not in attendance. Additional information regarding the Compensation Committee's processes and procedures for consideration and determination of executive compensation is provided below at "VIII. Executive Compensation—Compensation Discussion and Analysis."

•	Nominating & Corporate Governance Committee
Number of Meetings in 2019: 4
Functions and Authority:  The functions and authority of the NCG Committee include:

•	assist the Board by identifying individuals qualified to become Board members and recommend director nominees for election by the stockholders or for appointment to fill vacancies;

•	recommend to the Board director nominees for each Committee of the Board;

•	review and determine the compensation of the non-employee directors of the Board;

•	advise the Board about appropriate composition of the Board and its Committees;

•	advise the Board about and recommend to the Board appropriate corporate governance practices and assist the Board in implementing those practices; and

•	oversee the annual evaluation of the Board and its Committees.
Common Stock Ownership and Retention Guidelines. The Board has adopted stock ownership and retention guidelines generally providing that each of our non-employee directors should seek to establish and maintain by the fifth anniversary of the date such director is appointed to the Board, beneficial ownership of a number of shares of Common Stock having a value sufficient to satisfy a stock ownership level of three times the Annual Equity Grant (defined below) (exclusive of the additional equity award amount for a non-employee Chairman of the Board) for non-employee directors (currently $180,000). A non-employee director generally has until the fifth anniversary after the date of an increase in the Annual Equity Grant to meet the incremental increase to the stock ownership level as a result of such Annual Equity Grant increase.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Common Stock retention guidelines for non-employee directors are substantially similar to those applicable to our executives as described in "VIII. Executive Compensation—Compensation Discussion and Analysis—Other Matters—Stock Ownership and Retention Guidelines" below.
Consideration of Director Nominees:  The NCG Committee has the authority to recommend nominees for election as directors to the Board. In considering candidates for the Board, the NCG Committee takes into account the entirety of each candidate's credentials and, subject to the discussion below, currently does not maintain any specific minimum qualifications that must be met by an NCG Committee recommended nominee.
While the NCG Committee does not maintain a formal list of minimum qualifications in making its evaluation and recommendation of candidates, the NCG Committee will generally consider, among other factors, whether prospective nominees are able to read and understand basic financial statements, have relevant business experience, have industry or other specialized expertise and have high moral character. In addition, the NCG Committee considers issues of diversity, including with respect to experience, expertise, viewpoints, skills, race, ethnicity and gender, in connection with the director selection process. The NCG Committee may attribute greater or lesser significance to different factors at particular times depending upon the needs of the Board, its composition, or the NCG Committee's perception about future issues and needs.
The NCG Committee may consider candidates for the Board from any reasonable source, including from a third party search firm engaged by the NCG Committee or through stockholder recommendations (provided the procedures set forth below in "X. Other Matters—Stockholder Recommendation of Director Candidates" are followed). The NCG Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate is recommended by a stockholder. However, in evaluating a candidate's relevant experience, the NCG Committee may consider previous experience as a member of the Board.
The NCG Committee has considered the discussion of some commentators suggesting that lengthy Board tenure may not be desirable. The NCG Committee has structured the Board such that there are directors of varying tenures, with new directors and perspectives joining the Board every few years as circumstances warrant, while retaining the institutional memory of longer-tenured directors. The NCG Committee believes that longer-tenured directors, balanced with less-tenured directors, enhance the Board's oversight capabilities and its collective business acumen.

•	Strategy Committee
Number of Meetings in 2019: 4
Functions and Authority:  The functions and authority of the Strategy Committee include:

•	support our executive management in developing and overseeing our strategic initiatives;

•	provide management with guidance and oversight on strategy development and execution; and

•	act as an advisor to the Board and management on strategy-related issues and direction.
Board Independence
The Board has affirmatively determined that each member of the Board standing for election at the Annual Meeting and each other director nominee, except Mr. Brown (our current President and CEO) and Mr. Moreland (our former President and CEO and EVC), has no material relationship with us and is an independent director, as defined under New York Stock Exchange ("NYSE") listing standards.
To assist in its determination of director independence, the Board has adopted certain categorical standards, as set forth on Appendix A hereto. The Board determined the independence of the aforementioned directors and director nominees taking into account such standards.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee during fiscal 2019, or as of the date of this Proxy Statement, is or has been one of our officers or employees. In addition, during 2019, none of our executive officers served on the compensation committee (or board, in the absence of a compensation committee) of any company that employed any member of our Compensation Committee or Board.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Certain Relationships and Related Transactions
Review of Transactions with Related Persons.  From time to time we may engage in transactions with companies whose officers, directors or principals are executive officers or directors of ours or are family members of directors or executive officers of ours. The Board is primarily responsible for reviewing such transactions. In the course of its review and approval or ratification of such a transaction, the Board considers various aspects of the transaction it deems appropriate, which may include:

•	the nature of the related person's interest in the transaction;

•	the material terms of the transaction;

•	whether such transaction might affect the independent status of a director under NYSE independence standards;

•	the importance of the transaction to the related person and to us; and

•	whether the transaction could impair the judgment of a director or executive officer to act in the best interest of our Company.
Any member of the Board who is a related person with respect to a transaction under review does not participate in the vote relating to approval or ratification of the transaction.
We have various processes for identifying and reporting conflicts of interests, including related person transactions. Our Business Practices and Ethics Policy ("Ethics Policy") provides that each employee is expected to avoid engaging in business or conduct, or entering into agreements or arrangements, which would give rise to actual, potential or the appearance of conflicts of interest. The Ethics Policy also provides procedures for reporting any actual or potential conflicts of interest. In addition, we annually distribute and review a questionnaire to each of our executive officers and directors requesting certain information regarding, among other things, certain transactions with us in which he, she or any family member has an interest.
Board Compensation
The Board maintains a compensation arrangement for the Board's non-employee directors, subject to the NCG Committee's periodic review (a director who is also an employee of ours receives no additional compensation for services as a director). In the fourth quarter of 2018, the NCG Committee, with the assistance of the Compensation Consultant engaged for that year, reviewed the Board's non-employee director compensation arrangement. The NCG Committee reviewed a competitive market analysis prepared by such Compensation Consultant, comparing the Board's compensation arrangement to those of the companies comprising our Peer Group (as defined in "VIII. Executive Compensation—Compensation Discussion and Analysis" below). Based on the results of the competitive market analysis reviews, the NCG Committee determined, and the Board ratified, that no changes be made to the compensation program for non-employee directors at such time.
For 2019, the Board compensation arrangement was comprised of the following types and levels of compensation:

•
Initial Equity Grant.  Each newly appointed non-employee director is permitted to receive a grant, pursuant to our 2013 Long-Term Incentive Plan ("2013 Plan"), of a number of unrestricted shares of Common Stock having a valuation equal to approximately $90,000, priced at the per share closing price of the Common Stock as of the effective date of the director's appointment or election ("Initial Equity Grant"); provided, that if a director is appointed or elected on or about the date of an Annual Equity Grant (defined below), the director generally receives the Annual Equity Grant in lieu of an Initial Equity Grant. There were no Initial Equity Grants in 2019.

•
Annual Equity Grant.  Each year, at the Board's first regularly scheduled meeting, each non-employee director is typically granted shares of Common Stock (or a pro-rated amount for any director not expected to serve past that year's annual meeting of stockholders). For 2019, the valuation of the Common Stock grant was equal to approximately $180,000 ($280,000 in the case of the Chairman of the Board), based upon the per share closing price of the Common Stock as of the date of such Board meeting ("Annual Equity Grant").

Pursuant to the foregoing, on February 21, 2019, each non-employee director of the Board, other than J. Landis Martin, was granted, pursuant to the 2013 Plan, 1,508 shares of Common Stock (based upon the closing price of the Common Stock of $119.36 per share on February 21, 2019). Mr. Martin received a grant

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

of 2,345 shares of Common Stock for service as non-employee Chairman of the Board (based upon the closing Common Stock price of $119.36 per share).

•
Retainers.  Each non-employee director received an annual retainer of $85,000 for 2019 paid quarterly ("Board Retainer"). In addition, for 2019 (1) the chair of the Audit Committee received an additional annual amount of $25,000 paid quarterly, the chair of the Compensation Committee received an additional annual amount of $20,000 paid quarterly, and the chairs of the NCG Committee and Strategy Committee each received an additional annual amount of $10,000 paid quarterly (collectively, "Committee Chair Retainer"), (2) each member of the Audit Committee, other than the chair of the Audit Committee, received an additional annual amount of $15,000 paid quarterly ("Audit Committee Member Retainer") and (3) each member of the Compensation Committee, other than the chair of the Compensation Committee, received an additional annual amount of $10,000 paid quarterly ("Compensation Committee Member Retainer").

•	Other Compensation. Each non-employee director is eligible to participate, at such director's election, in our medical (including vision) and dental plans.

•
Expense Reimbursement and Continuing Education.  In addition to the foregoing, non-employee directors are reimbursed for reasonable expenses (1) incidental to service on the Board and (2) related to continuing education activities regarding corporate governance, director roles and responsibilities and other matters relating to director duties.

Director Compensation Table for 2019
The following table sets forth the compensation earned by our non-employee directors in 2019:

	Fees Earned or Paid in Cash
	Board Retainer ($)(a)	Committee Chair Retainer ($)(b)	Audit Committee Member Retainer ($)(c)	Compensation Committee Member Retainer ($)(d)	Total Cash ($)(e)	Stock Awards ($)(f)	All Other Compensation ($)(g)	Total Director Compensation ($)(h)
P. Robert Bartolo	85,000	25,000	—	10,000	120,000	179,995	21,545	321,540
Cindy Christy	85,000	20,000	—	—	105,000	179,995	—	284,995
Ari Q. Fitzgerald	85,000	10,000	—	10,000	105,000	179,995	—	284,995
Robert E. Garrison II	85,000	—	15,000	10,000	110,000	179,995	12,767	302,762
Andrea J. Goldsmith	85,000	—	—	—	85,000	179,995	—	264,995
Lee W. Hogan	85,000	—	15,000	10,000	110,000	179,995	—	289,995
Edward C. Hutcheson, Jr.	85,000	—	—	—	85,000	179,995	12,767	277,762
J. Landis Martin	85,000	—	—	—	85,000	279,899	—	364,899
Robert F. McKenzie	85,000	—	15,000	—	100,000	179,995	12,767	292,762
Anthony J. Melone	85,000	10,000	—	—	95,000	179,995	12,767	287,762
W. Benjamin Moreland	85,000	—	—	—	85,000	179,995	21,545	286,540

(a)	Represents the Board Retainer earned by the non-employee directors in 2019.

(b)	Represents the Committee Chair Retainer earned by each Committee chair in 2019.

(c)	Represents the Audit Committee Member Retainer earned by members of the Audit Committee, other than the chair of the Audit Committee, in 2019.

(d)	Represents the Compensation Committee Member Retainer earned by members of the Compensation Committee, other than the chair of the Compensation Committee, in 2019.

(e)	Equal to the sum of the Board Retainer, Committee Chair Retainer, Audit Committee Member Retainer and Compensation Committee Member Retainer earned by the non-employee directors in 2019.

(f)
Represents shares of unrestricted Common Stock granted to the non-employee directors in 2019. The amounts shown are approximately equal to the number of shares granted as the 2019 Annual Equity Grant (2,345 shares for Mr. Martin and 1,508 shares for each other non-employee director) multiplied by $119.36, which was the closing price per share of Common Stock on February 21, 2019, the date such grants were approved by the Board.

(g)
Represents the portion of the medical (including vision) and dental premiums paid by us for the non-employee directors in 2019. The director also pays a portion of the medical (including vision) and dental premiums.

(h)	Equal to the sum of Total Cash, Stock Awards and All Other Compensation for the non-employee directors in 2019.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

VI.    EXECUTIVE OFFICERS
Set forth below is certain information relating to our current executive officers. Biographical information with respect to Mr. Brown is set forth above under "IV. Board of Directors."

Name	Age	Position(a)
Jay A. Brown	47	President and Chief Executive Officer
Daniel K. Schlanger	46	Senior Vice President and Chief Financial Officer
James D. Young	58	Senior Vice President and Chief Operating Officer—Fiber
Robert C. Ackerman	67	Senior Vice President and Chief Operating Officer—Towers and Small Cells
Kenneth J. Simon	59	Senior Vice President and General Counsel
Michael J. Kavanagh	51	Senior Vice President—Chief Commercial Officer
Philip M. Kelley	47	Senior Vice President—Corporate Development and Strategy

(a)
Effective on or about April 1, 2020, all of the Senior Vice President titles will change to Executive Vice President. Additionally, Mr. Ackerman's title will change to Executive Vice President and Chief Operating Officer—Towers.

Daniel K. Schlanger was appointed our SVP and CFO, effective June 1, 2016, after joining the Company as SVP—Finance effective April 1, 2016. In addition, Mr. Schlanger served as our Treasurer from October 23, 2017 to December 11, 2018. Mr. Schlanger previously served as SVP and CFO of Exterran GP LLC, the general partner of Exterran Partners, L.P., from June 2006 through March 2009 and as a director of Exterran GP LLC's board of directors from October 2006 through November 2015. From October 2015 to March 2016, Mr. Schlanger served as SVP of Global Products at Exterran Corporation, an oil and gas products and services company, where he was responsible for global product strategy development and implementation. From 2009 to 2015, Mr. Schlanger also served as SVP in various capacities, including marketing and operations, with Exterran Holdings, Inc. and Exterran GP LLC. Prior to working with Exterran Partners, L.P. and Exterran Corporation, Mr. Schlanger was employed as an investment banker with Merrill Lynch & Co., where he focused on mergers and acquisitions and capital markets transactions in the energy sector.
James D. Young was appointed our SVP and COO—Fiber effective September 2017 to lead the Company's fiber solutions activities, having served as our SVP and COO since February 2009. Mr. Young served as our President—Tower Operations from October 2005 until February 2009. Prior to joining us and since 2000, Mr. Young was Region Vice President—Engineering & Operations at Nextel where he oversaw site development, radio frequency engineering and fixed network elements for Nextel's network in the northeastern United States. From 1997 to 2000, Mr. Young was Vice President, Network/Operations—Florida with Nextel, during which time he oversaw site development, radio frequency and network support for Nextel's network in Florida.
Robert C. Ackerman was appointed our SVP and COO—Towers and Small Cells effective September 2017 to lead the Company's tower and small cell activities. Prior to such appointment, Mr. Ackerman served as Area President—West Area of the Company's operating subsidiaries since February 2011. Prior to that time and since October 2002, he acted as Area President—East Area of the Company's operating subsidiaries. Mr. Ackerman joined the Company in August 1998.
Kenneth J. Simon was appointed our SVP and General Counsel on January 1, 2016, after joining the Company as SVP—Legal on September 14, 2015.  Prior to joining us, Mr. Simon was the Managing Partner of the Houston office of Locke Lord LLP ("Locke Lord"), where he practiced corporate and tax law for 30 years.  At Locke Lord, Mr. Simon represented clients in connection with a variety of matters, including mergers and acquisitions, joint ventures, financings and tax planning.  Mr. Simon held several leadership positions while practicing with Locke Lord, including serving as the Administrative Partner, the Co-Financial Partner and a member of the Management Committee.
Michael J. Kavanagh was appointed our SVP and Chief Commercial Officer effective January 1, 2017. Prior to that time and since 2010, Mr. Kavanagh served as our President—Small Cell Sales. Mr. Kavanagh was a co-founder of NewPath Networks ("NewPath") and served as CEO of NewPath from 2004 until its acquisition by the Company in 2010. Prior to founding NewPath, Mr. Kavanagh was on the Executive Team at OpenCell Corporation, where he oversaw the deployment of its digital neutral host hardware platform. In 1995, he co-founded Metawave Communications ("Metawave"), a cellular infrastructure company focused on improving

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

capacity and performance through the use of smart antennas. At Metawave, Mr. Kavanagh served in various executive roles in both sales and product management.
Philip M. Kelley was appointed our SVP—Corporate Development and Strategy effective September 2008. Prior to that time and since April 2004, Mr. Kelley served as Managing Director of Crown Castle Australia Pty Ltd ("CCAL"), our previously 77.6% owned subsidiary that operated our Australia tower portfolio (we sold our interest in CCAL in May 2015). Prior to that time and since joining us in April 1997, Mr. Kelley served in a number of positions in corporate development and corporate finance, including Vice President—International from 2001 until his appointment as Managing Director of CCAL.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

VII.    SECURITY OWNERSHIP
Director and Management Ownership
The table below shows the beneficial ownership as of March 27, 2020 of our Common Stock held by each of the directors, nominees for director, executive officers named in the Summary Compensation Table below (see "VIII. Executive Compensation—Summary Compensation Table") and all directors and executive officers as a group. This table also gives effect to any shares of Common Stock that may be acquired pursuant to any options, warrants, rights or other derivative securities, including restricted stock units ("RSUs"), within 60 days after March 27, 2020, and includes shares held through 401(k) Plan accounts. The address for each person named below is c/o Crown Castle International Corp., 1220 Augusta Drive, Suite 600, Houston, Texas 77057.

	Shares Beneficially Owned
Executive Officers and Directors(a)	Number(b)		Percent (%)(c)
Robert C. Ackerman	18,009	(d)	*
P. Robert Bartolo	29,814		*
Jay A. Brown	268,855	(e)	*
Cindy Christy	28,009		*
Ari Q. Fitzgerald	29,539	(f)	*
Robert E. Garrison II	27,685	(g)	*
Andrea J. Goldsmith	4,054	(h)	*
Lee W. Hogan	52,134		*
Edward C. Hutcheson, Jr.	62,222	(i)	*
J. Landis Martin	165,193	(j)	*
Robert F. McKenzie	32,912	(k)	*
Anthony J. Melone	15,744		*
W. Benjamin Moreland	719,376	(l)	*
Daniel K. Schlanger	61,896		*
Kenneth J. Simon	59,127	(m)	*
James D. Young	205,566		*
Directors and executive officers as a group (18 persons total)	1,965,930		*

* Less than 1%

(a)
Unless otherwise indicated, each of the persons listed in this table may be deemed to have (1) sole voting and investment power with respect to the shares beneficially owned by such persons or (2) shared voting and investment power with respect to shares owned by a spouse.

(b)
In addition to the shares shown in the table, each of the executive officers holds RSUs which have been granted pursuant to our 2013 Plan as a component of executive compensation, as further described in "VIII. Executive Compensation—Compensation Discussion and Analysis—Long-Term Incentives." None of such RSUs are scheduled to vest pursuant to their terms within 60 days after March 27, 2020.

(c)	Pursuant to SEC rules, Common Stock percentages are based on the number of outstanding shares of Common Stock as of March 27, 2020.

(d)
Includes an aggregate of 796 shares of Common Stock held by Mr. Ackerman as custodian for his children under the Uniform Transfers to Minors Act ("UTMA"), with respect to which Mr. Ackerman has sole voting and investment power. Mr. Ackerman disclaims beneficial ownership of such shares.

(e)
Includes (1) 87,778 shares of Common Stock held in a brokerage account (together with other securities) pledged as collateral for a line of credit, and (2) 2,000 shares of Common Stock owned by Mr. Brown's spouse. Mr. Brown disclaims beneficial ownership of the shares held by his spouse.

(f)
All of such shares of Common Stock are held on behalf of Hogan Lovells. Mr. Fitzgerald has sole voting and shared investment power with respect to all such shares but has no other interest in such shares except to the extent of his pecuniary interest in Hogan Lovells.

(g)
Includes 2,000 shares of Common Stock owned by Mr. Garrison's spouse. Mr. Garrison disclaims beneficial ownership of such shares. Mr. Garrison's shares are held in a margin account (together with other securities) with no extension of credit outstanding as of March 27, 2020.

(h)
Consists of (1) 4,036 shares of Common Stock over which Ms. Goldsmith has sole voting and investment power and (2) 18 shares of Common Stock over which Ms. Goldsmith has shared voting and investment power.

(i)	Includes 5,450 shares of Common Stock owned by Mr. Hutcheson's spouse. Mr. Hutcheson disclaims beneficial ownership of such shares.

(j)
Includes (1) 4,000 shares of Common Stock owned by Mr. Martin's spouse, (2) 1,400 shares (“Trust Shares”) held in trusts (of which Mr. Martin is the sole trustee) for the benefit of Mr. Martin's children ("Children’s Trusts"), (3) 400 shares (“UTMA Shares”) held by Mr. Martin as custodian for his grandchildren under the UTMA, and (4) 4,000 shares (“Enterprise Shares”) held by Martin Enterprises LLC, of which (a) Mr. Martin is the sole manager and (b) Mr. Martin and certain Children’s Trusts are the sole members.  Mr. Martin has sole voting and investment power over the Trust Shares, the UTMA Shares and the Enterprise Shares, and disclaims beneficial ownership of the Trust Shares and the UTMA Shares.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

(k)
Includes an aggregate of 100 shares of Common Stock held by Mr. McKenzie as custodian for his grandchildren under the UTMA, with respect to which Mr. McKenzie has sole voting and investment power. Mr. McKenzie disclaims beneficial ownership of such shares.

(l)	All of Mr. Moreland's shares of Common Stock are pledged as collateral for a line of credit.

(m)	Includes 113 shares of Common Stock owned by Mr. Simon's spouse. Mr. Simon disclaims beneficial ownership of such shares.

Other Security Ownership
The following is a tabulation as of March 27, 2020 of our stockholders who own beneficially in excess of 5% of our Common Stock.

	Shares Beneficially Owned
Beneficial Owner	Number	Percent (a)
The Vanguard Group (b)	54,824,555	13.16%
100 Vanguard Blvd. Malvern, PA 19355

BlackRock, Inc. (c)	30,067,690	7.21%
55 East 52nd Street New York, NY 10055

Capital World Investors (d)	21,063,952	5.05%
333 South Hope Street Los Angeles, CA 90071

(a)	Pursuant to SEC rules, Common Stock percentages shown are based on the number of outstanding shares of Common Stock as of March 27, 2020.

(b)
Based on a Schedule 13G/A filed with the SEC on February 11, 2020, The Vanguard Group has sole voting power over 756,439 of such shares, shared voting power over 216,845 of such shares, sole dispositive power over 54,009,211 of such shares, and shared dispositive power over 815,344 of such shares of Common Stock. The Schedule 13G/A notes that (1) Vanguard Fiduciary Trust Company, a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 496,131 shares as a result of its serving as investment manager of collective trust accounts and (2) Vanguard Investments Australia, Ltd., a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 579,521 shares as a result of its serving as investment manager of Australian investment offerings.

(c)
Based on a Schedule 13G/A filed with the SEC on February 10, 2020, BlackRock, Inc. has sole voting power over 26,636,738 of such shares of Common Stock and sole dispositive power over 30,067,690 of such shares of Common Stock.

(d)
Based on a Schedule 13G filed with the SEC on February 14, 2020, Capital World Investors has sole voting power and sole dispositive power over all 21,063,952 of such shares of Common Stock. The Schedule 13G notes that Capital Research and Management Company and Capital International Limited collectively provide investment management services under the name Capital World Investors. The Schedule 13G further notes that shares reported include shares of 6.875% Mandatory Convertible Preferred Stock, Series A, which are convertible into shares of Common Stock.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

VIII.    EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The following Compensation Discussion and Analysis ("CD&A") is a summary of our compensation arrangements for our NEOs (defined below) and contains certain statements regarding Company performance targets and goals. These targets and goals are disclosed in the limited context of the CD&A and should not be construed to be statements of management's expectations or estimates of results or other guidance. We caution investors not to apply these statements to other contexts.
Throughout this Proxy Statement, the individuals who served as our CEO and CFO during 2019, as well as the other named executive officers included in the table below at "—Summary Compensation Table" in this "VIII. Executive Compensation" are referred to as "NEOs."
Executive Summary
Rewarding improvement in our financial and operating results and the creation of long-term stockholder value are key characteristics of our compensation philosophy, which serves as the foundation of our executive compensation program. In order to align the interests of our executives with those of our stockholders, the focus of our executive compensation program is on incentive compensation that emphasizes "pay-for-performance," rewarding our executives for performance against pre-established financial goals and TSR.
To emphasize the importance of "pay-for-performance" in our executive compensation program, our incentive compensation elements are linked directly to specific performance measures.
The short-term incentive element of our executive compensation program rewards our executives, generally in the form of cash-based annual incentive awards ("Annual Incentives"), for the achievement of one or more financial performance measures. For 2019, as a result of our financial results, the Annual Incentives awarded pursuant to our 2019 Executive Management Team Annual Incentive Plan ("AIP") were paid at above-target levels. Details regarding Annual Incentives for our executives are provided at "—Elements of Executive Compensation and Benefits—Short-Term Incentives" in this CD&A.
For 2019, the long-term incentive element of our executive compensation program was delivered in the form of RSUs, 35% of which vest based on the passage of time over a three-year period ("Time RSUs") and the remaining 65% of which may vest based on our TSR relative to pre-established benchmarks ("Performance RSUs"). For 2019, the Compensation Committee (for purposes of this CD&A, "Committee") approved the grant of Performance RSUs in two forms: (a) Relative TSR Performance RSUs and (b) Absolute TSR Performance RSUs (each as defined below). Details regarding RSUs awarded to our executives as long-term incentives are provided at "—Elements of Executive Compensation and Benefits—Long-Term Incentives" in this CD&A.
Other notable highlights of our executive compensation program include:

•	The Committee consists of independent directors and regularly meets in executive session without management present.

•	The Committee has engaged an independent Compensation Consultant and annually assesses the Compensation Consultant's performance.

•	The Committee reviews each executive's annual and historical compensation prior to making compensation decisions.

•	We mitigate potential risks associated with compensation through the use of caps on potential incentive payments, stock ownership and retention guidelines, and multiple performance metrics.

•	We do not enter into employment agreements with executives.

•
We enter into severance agreements with executives which, in the case of a change in control, require both a qualified change in control and termination of employment for severance and other benefits to be paid.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

•
The Committee has approved a policy not to enter into any agreement providing for an Excise Tax Payment (defined below), and Excise Tax Payment provisions are not present in any agreement with any executive.

•
We have adopted stock ownership and retention guidelines which provide that our executives establish and maintain ownership of shares of our Common Stock with a value equal to or greater than established multiples of base salary.

•
We have adopted a recoupment policy which provides that, in the event of a financial restatement or a determination by the Board that misconduct by an NEO caused financial or reputational harm to the Company, the Compensation Committee will review the circumstances and make recommendations to the Board as to whether recoupment should be pursued.

•	We offer no perquisites or health and welfare benefits to executives other than those that are offered to all of our employees.

•	We target total direct compensation levels for executives at approximately the 50th percentile of market.

•	Our insider trading policy includes anti-hedging provisions. For more information about our anti-hedging policy, see "—Other Matters—Anti-Hedging Policy" in this CD&A.
At the 2019 Annual Meeting, we submitted our executive compensation program to an advisory stockholder vote. The stockholders overwhelmingly approved our executive compensation program, with 98.84% of votes cast in favor of the proposal (based upon the voting power represented by shares of Common Stock present or represented by proxy at the 2019 Annual Meeting). The Committee has interpreted this vote to mean that our stockholders are supportive of our overall executive compensation philosophy and program.
Executive Compensation Program Overview
Our executive compensation program is established as a component of our total rewards program. Our total rewards program includes:

•	Compensation:

•	base salary

•	short-term incentives

•	long-term incentives

•	Health and welfare benefits:

•	401(k) Plan

•	medical, dental and vision benefits

•	life insurance benefits

•	paid time off

•	Learning and development:

•	training

•	performance management

•	career development
Our executive total rewards strategy is to provide a competitive mix of total rewards that enables us to effectively recruit, motivate and retain high-performing executives. With respect to the portion of total rewards for our executives that takes the form of compensation, it is our belief that a majority of such compensation should be variable, "at risk" and paid based on our financial results and TSR, in order to align our executives' interests with those of our stockholders.
The Committee is primarily responsible for evaluating and determining the compensation levels of our senior officers (namely, our CEO and the executive officers who report directly to our CEO) and administers our equity-based incentive plan and other compensation plans. The Board further reviews the actions of the Committee relating to the compensation of the CEO and certain senior officers (matters involving CEO compensation are subject to approval of the independent directors of the Board). Where this CD&A contains language indicating that the Committee has approved or taken action with respect to a matter, such language is also intended to indicate that the Board (or the independent directors, as applicable) has approved or taken any action required with respect to such matter.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

In performing its duties, the Committee obtains input, as it deems appropriate, from the Compensation Consultant, Meridian Compensation Partners, which is engaged directly by the Committee (while the Compensation Consultant is engaged by the Committee, it works with management, including members of our human resources department and our CEO, in conducting compensation studies as directed by the Committee). In addition, in the case of compensation decisions relating to executives other than the CEO, the Committee seeks and obtains input from the CEO. The Committee regularly holds executive sessions at its meetings during which management, including the CEO, is not in attendance. Management, including members of our human resources department and our CEO, assists with the coordination, preparation and review of Committee meeting materials.
Executive Compensation Program Objectives
General
The principal objectives of our executive compensation program are to:

•	provide a fair and competitive mix of compensation opportunities to attract, motivate and retain qualified, skilled and high-performing executives necessary for our long-term success;

•
reward our executives by utilizing a "pay-for-performance" approach to compensation, the goal of which is to create meaningful links between financial performance and the level of the executive's compensation;

•	motivate executives to make sound business decisions that improve stockholder value and reward such decisions;

•	balance the components of compensation so that the accomplishment of short-term and long-term operating and strategic objectives is encouraged and recognized;

•	encourage achievement of objectives by our executives within a team environment; and

•	foster an equity ownership culture that aligns our executives' long-term interests with those of our stockholders.
The Committee has established a number of processes to assist it in ensuring that our executive compensation program is achieving these objectives as detailed below.
Competitive Market Analysis
The Committee determines the levels for base salary, short-term incentives and long-term incentives by engaging, on an annual basis, in a competitive market analysis with respect to each of these compensation elements for each executive position ("Competitive Market Analysis"). The Committee usually begins this Competitive Market Analysis in the third quarter of the year prior to the year in which compensation decisions are made with respect to most matters, which decisions are typically made at the first regularly scheduled Committee meeting of each year (usually held in February) ("First Regular Committee Meeting"). Market data used in the Committee's Competitive Market Analysis includes general industry market data and peer group data.

•
General Industry Market Data.   For certain executive positions, general industry market data from third-party proprietary compensation surveys, as analyzed by the Compensation Consultant, is reviewed by the Committee. This market data provides information regarding elements and levels of executive compensation relating to general industry companies that have participated in the surveys. The Committee utilizes this data since we do not recruit executives exclusively from the communications infrastructure, telecommunications and REIT industries (e.g., a financial executive with cross-industry skills may be recruited from another industry).

•
Peer Group Data.  Each year the Committee considers public companies in the communications infrastructure, telecommunications and REIT industries of comparable size in terms of revenue, market capitalization and assets to comprise a peer group ("Peer Group") for which compensation data is obtained and reviewed by the Committee.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

The Peer Group companies used in the Competitive Market Analysis for gauging the elements of executives' 2019 compensation were:
In addition to the foregoing data, the Compensation Consultant may analyze and provide additional market data regarding best practices and compensation plan design from the Peer Group and other sources as requested by the Committee. The market data described above is used by the Committee in the Competitive Market Analysis to make decisions regarding executive compensation. No single group, survey or set of market data is used by the Committee as the sole gauge for determining executive compensation; rather, the information is used collectively, and no formulaic quantitative methodology is used by the Committee when using such data to determine executive compensation.
Assessment of Individual and Company Performance
In addition to market data, the Committee considers other factors in connection with its evaluation and determination of the components of compensation. These other factors may include our financial and operating performance, the applicable executive's individual performance, the executive's level of experience, the size of year-over-year changes in compensation and the duties and level of a particular executive position. These measures are discussed in more detail below.
Total Compensation Review
Through the Competitive Market Analysis and in its deliberations regarding executive compensation decisions, the Committee reviews and compares the individual components of compensation and the total compensation for each NEO against the market data. In addition, the Committee reviews year-over-year changes in compensation for each NEO against the market data. These analyses are an important aspect of the Committee's regular executive compensation decision-making process.
Elements of Executive Compensation and Benefits
General
The principal elements of compensation and benefits provided to our executives, each of which is discussed in more detail below, include the following:

•	base salary;

•	short-term incentive compensation;

•	long-term incentive compensation; and

•	other benefits, including retirement benefits, health and welfare benefits and severance benefits.
The distribution of compensation among its various components is driven by our belief that the majority of executive compensation should be paid in the form of performance-based, variable compensation, with a greater emphasis on "at risk" pay for senior executives who have greater responsibility for the business. The practice of emphasizing variable compensation suits our objectives of linking pay to performance and aligning executives' interests with those of our stockholders.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

The following chart shows the approximate allocation of actual base salary, Annual Incentives and RSUs for 2019 (as shown in "—Summary Compensation Table" in this "VIII. Executive Compensation") among fixed, short-term variable and long-term variable compensation for our NEOs:
2019 NEO Actual Total Direct Compensation Allocation
The distribution of compensation among the fixed element of base salary (paid in cash) and the variable elements of Annual Incentives (paid in cash) and RSUs (settled in shares of Common Stock) is primarily influenced by (1) our objective to utilize a "pay-for-performance" approach to compensation, which places a majority of each executive's variable compensation "at risk" based on the achievement of multiple performance objectives, (2) the Competitive Market Analysis and (3) the Committee's desire to balance short-term and long-term goals.
As noted above, in lieu of targeting each specific compensation element at a specified percentile of market, the Committee seeks to target total direct compensation (i.e., the sum of base salary, target level of Annual Incentive, and target level of Annual RSUs (defined below)) for our executives at approximately the 50th percentile of market, while continuing to provide our executives with the opportunity to earn actual total direct compensation above the 50th percentile should our performance exceed predetermined criteria and below the 50th percentile should our performance fall short of such criteria. The Committee believes that targeting these levels of compensation aligns with our overall total rewards strategy, which in turn helps us achieve our executive compensation objectives and supports our long-term success.
Base Salary
Base salary is one of the main components of cash compensation for our executives. We choose to provide base salary compensation because it fits into our overall compensation objectives by providing a foundation for attracting and retaining executives and establishing a minimum level of compensation upon which our executives may rely. In addition to providing a base salary that is competitive with the market, we set base salary compensation to reflect the scope and level of responsibility for the applicable executive position. As described above, each year we conduct a Competitive Market Analysis for each executive position, based on the unique responsibilities of each position.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

The Committee bases its decisions regarding base salary on multiple factors, including the performance of the executive, considering such executive's contribution, accountability and experience, as well as the executive's base salary as compared to the Competitive Market Analysis.The Committee reviews recommendations made by the CEO with regard to base salary for executives other than himself and then either approves or revises these base salaries. The Committee independently reviews the performance of the CEO when determining and approving the base salary for the CEO. At the First Regular Committee Meeting of 2019:

•	Mr. Brown's base salary was increased from $925,000 to $1,000,000.

•	Mr. Schlanger's base salary was increased from $535,500 to $570,000.

•	Mr. Young's base salary was increased from $594,600 to $612,500.

•	Mr. Ackerman's base salary was increased from $450,000 to $480,000.

•	Mr. Simon's base salary was increased from $557,000 to $573,800.
The above base salary adjustments, as applicable, were made to better align base salary compensation with that of similarly situated executives at the Peer Group companies, as reviewed by the Committee in the Competitive Market Analysis.
Short-Term Incentives
The short-term incentive component of compensation represents a significant portion of the overall cash compensation opportunity for our executives. Short-term incentives are a variable element of compensation that are generally linked to specific short-term financial objectives.
Our short-term incentives are generally "at risk," meaning they are earned based upon meeting certain performance goals and may be earned at above-target or below-target levels based on the degree of achievement of those goals. In order to accomplish its overall executive compensation objectives, the Committee has identified the following objectives for developing the overall framework of the short-term incentive program. The program should:

•	be performance-based;

•	promote a short-term perspective among executives to complement the long-term perspective promoted by the long-term incentive program, while avoiding excessive risk;

•	be competitive with the market;

•	motivate executives by providing the appropriate rewards for corporate performance based on our goals and objectives;

•	reinforce the importance of company-wide teamwork; and

•	link the financial measures with stockholder expectations.
Annual Incentives
To achieve the above objectives, our short-term incentives for executives are generally comprised of performance-based Annual Incentives paid in accordance with an annually approved AIP. The AIP is a cash-based, short-term incentive award program that provides executives with the opportunity to earn an annual cash incentive if certain annual performance goals are achieved. Performance goals are pre-established based on the annual expectations for our business and are meant to be challenging, yet achievable. The Compensation Consultant has reviewed the performance goals and has noted that the performance goals represent meaningful targets that are challenging and indicative of value creation. The performance period covered by the AIP is from January 1 to December 31 of the applicable calendar year.
Annual Incentive Opportunity.  Under the AIP, each executive has threshold, target and maximum Annual Incentive opportunities that are aligned with threshold, target and maximum performance outcomes. In the event of incremental outperformance over threshold or target, Annual Incentives that may be earned by the executive officers increase incrementally. In the event actual performance is below the pre-established threshold level for any performance goal, no Annual Incentive is earned with respect to that specific performance goal.
For 2019, each executive was eligible to earn between 0% and 175% of such executive's target opportunity under the AIP. To mitigate excessive risk, Annual Incentives are capped at the maximum payout opportunity even if actual performance exceeds the maximum performance goal. These payout ranges were determined by the Committee at the time the AIP was designed after consultation with, and a review of information provided by, the Compensation Consultant; this determination was based on relevant market data discussed above and was considered in the

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

review of total compensation previously discussed. The following table illustrates the 2019 Annual Incentive opportunities and actual awards as a percentage of base salary for each NEO.

		Percentage of Base Salary
Name	Title	Minimum	Threshold	Target	Maximum	Actual
Jay A. Brown	President & CEO	0.0%	85.0%	170.0%	297.5%	212.0%
Daniel K. Schlanger	SVP & CFO	0.0%	50.0%	100.0%	175.0%	124.7%
James D. Young	SVP & COO—Fiber	0.0%	50.0%	100.0%	175.0%	124.7%
Robert C. Ackerman	SVP & COO—Towers & Small Cells	0.0%	50.0%	100.0%	175.0%	124.7%
Kenneth J. Simon	SVP & General Counsel	0.0%	50.0%	100.0%	175.0%	124.7%
Annual Incentive Performance Goals. Short-term incentives that could be earned under the AIP were formulaically linked to the following financial performance metrics:

•	Adjusted EBITDA

•	Adjusted Funds from Operations ("AFFO") per Share
The performance goals used in connection with determining the NEOs' 2019 Annual Incentives ("2019 Goals") were approved by the Committee at the First Regular Committee Meeting of 2019, held on February 20, 2019. As in other recent years, the 2019 Goals were comprised of two financial metrics, Adjusted EBITDA and AFFO per Share, and the levels at which the 2019 Goals were established were based on the Board-approved financial budget and the full year guidance provided to investors in the fourth quarter of the preceding year, with "target" goals representing the midpoint of our initial full year outlook. The 2019 Goals were set prior to the determination by the Company that its historical accounting practice regarding the timing of revenue recognition for its tower installation services (“Pre-Restatement Accounting Practice”) was not acceptable under GAAP, as discussed in the 2019 10-K. The related restatement of certain of our financial statements to reflect the correct GAAP practices (“Accounting Restatement,” and the revised practices, “Post-Restatement Accounting Practice”), as described in the 2019 10-K, impacted the calculation of both Adjusted EBITDA and AFFO per Share for full year 2019.
In connection with approving awards under the AIP, the Committee determined that using full year 2019 results calculated based on the Pre-Restatement Accounting Practice was the appropriate methodology for determining the AIP results. In reaching this determination, the Committee reviewed all relevant facts and circumstances and determined that the Pre-Restatement Accounting Practice was the appropriate methodology because, among other things: (1) the goals set using the Pre-Restatement Accounting Practice represented appropriate targets for management, and 2019 Adjusted EBITDA and AFFO per Share, as calculated under the Pre-Restatement Accounting Practice, are appropriate measures of Company performance for purposes of determining 2019 Annual Incentives; (2) using the Post-Restatement Accounting Practice to determine the AIP results would cause a mismatch of methodologies and lead to an inaccurate measure of performance; and (3) there has been no finding by the Board of misconduct on the part of management or other employees that led to the Accounting Restatement. The Committee understood that using the Post-Restatement Accounting Practice results against the 2019 Goals, which were determined using the Pre-Restatement Accounting Practice, would have resulted in substantially reduced payouts because they would be based on two inconsistent methodologies. Accordingly, the Committee determined it was appropriate to apply a consistent methodology for measuring both goals and results.
The following table lists the 2019 Goals and results used in connection with determining the NEOs' 2019 Annual Incentives.

	Annual Incentive Financial Performance Zone (a)				Actual Multiple of Target (a)
Performance Metrics	Threshold	Target	Maximum	Actual
Adjusted EBITDA ($ in millions)(b)	$3,257.20	$3,325.50	$3,553.30	$3,404.30	1.26
AFFO per Share(b)	$5.71	$5.85	$6.10	$5.93	1.23

(a)	As noted above, the 2019 Goals and results were determined based on the Pre-Restatement Accounting Practice.

(b)	See Appendix B for definition of this non-GAAP financial measure.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

For each NEO, the Annual Incentive is financially-driven, based on an objective formula that equally weighs the two performance metrics of Adjusted EBITDA and AFFO per Share.

There are also two additional performance requirements for an Annual Incentive:

•	A minimum financial performance level of 95% of budgeted Adjusted EBITDA must be achieved for any executive to be eligible for an Annual Incentive; and

•
The business units or departments for which the executives are responsible must receive an acceptable assessment of applicable internal control over financial reporting for the previously completed fiscal year, pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 ("404 Assessment"). Receipt of a 404 Assessment with a material weakness may result in a reduction or elimination of the potential Annual Incentives for the responsible executives and potentially all of the executives. In connection with the 2019 Annual Incentives, the Committee determined, based on the facts and circumstances, that no reduction or elimination of the 2019 Annual Incentives as a result of a material weakness was warranted.

For 2019, each NEO received an Annual Incentive equal to approximately 125% of target, which is based upon the performance and AIP parameters described above.
Additional details regarding Annual Incentives for the NEOs are provided below in the tables and related footnotes at "—Summary Compensation Table" and "—Grants of Plan-Based Awards in 2019" in this "VIII. Executive Compensation."
Long-Term Incentives
The objectives of our long-term incentive program are to:

•	align a significant portion of our executives' compensation with the total return experienced by our stockholders;

•	provide a means for our executives to accumulate shares of Common Stock in order to foster an "ownership culture"; and

•	serve as a retention vehicle for our executives.
The long-term incentive component represents the largest portion of the overall value of the total compensation program for our executives. In its assessment of long-term incentives, the Committee, with the assistance of our Compensation Consultant, generally considers the economic climate, executive compensation market data and our business needs. In doing so, the Committee has determined that a mix of performance-contingent equity and time vesting equity appropriately achieves our executive long-term incentive program objectives. In order to accomplish its overall objectives, the Committee has identified the following principles for administering the long-term incentive program. The program should:

•	align executives with stockholders to maximize TSR;

•	balance "at risk" performance-based vesting with the stability of time-based vesting;

•	promote a long-term perspective among executives to complement the short-term perspective promoted by the Annual Incentives;

•	promote an ownership culture by facilitating the accumulation and retention of shares of Common Stock;

•	be efficient from a stockholder dilution perspective;

•	serve as a retention vehicle; and

•	provide stability to our overall compensation program.

Although our 2013 Plan (approved by our stockholders on May 23, 2013) permits the use of various types of equity compensation vehicles, the Committee believes the use primarily of a mix of performance-contingent RSUs and time vesting RSUs best meets the objectives outlined above. The Committee utilizes RSUs in various forms to meet these objectives.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

RSUs
General. There are three general categories of RSUs which the Committee has granted to executives in recent years, which generally have the vesting attributes noted below:

•
Annual RSUs ("Annual RSUs") are generally awarded once per calendar year as part of delivering a competitive total compensation package to executives. The Annual RSUs granted to executives have generally been comprised of a combination of (1) Performance RSUs that vest upon the satisfaction of certain Common Stock performance criteria over a certain period of time along with a time vesting component and (2) Time RSUs vesting solely pursuant to a time-based vesting criteria. Annual RSUs granted to non-executive employees are typically Time RSUs.

•	New Hire RSUs ("New Hire RSUs") are Time RSUs awarded to certain newly hired executives based on the position and role into which they are hired.

•	Promotion RSUs ("Promotion RSUs") are Performance RSUs or Time RSUs awarded to certain executives in recognition of a promotion to a new position or role.
Annual RSUs are generally approved by the Committee at the First Regular Committee Meeting of the year.
New Hire RSUs and Promotion RSUs subject to time vesting typically vest over a three-year period. No New Hire RSUs or Promotion RSUs were granted to any NEO in 2019. In addition, other RSUs ("Other RSUs") may be awarded to certain executives in a given year to meet specific business initiatives or compensation objectives (e.g., retention, merger integration, etc.) or to recognize certain executives for exceptional performance. No Other RSUs were granted to any NEO in 2019.
Dividend equivalents accrue with respect to RSUs while they remain outstanding and unvested (equal to the cash dividends paid with respect to each share of underlying Common Stock). The dividend equivalents are subject to the same forfeiture restrictions as the RSUs. The dividend equivalents are earned and paid in cash only with respect to those RSUs that actually vest at approximately the time of such vesting.
The table below illustrates the framework of the Annual RSUs.
Our framework for the Annual RSUs places an appropriate level of focus on performance-contingent vesting, which is targeted to 65% of the total grant value for the NEOs. We believe that by tying a portion of the award value to absolute TSR, the compensation realized by our NEOs will be better aligned with the actual returns experienced by our stockholders, regardless of the general economic climate.
2019 Annual RSUs. To support the "pay-for-performance" approach and maintain a significant portion of the executives' compensation "at risk," in the first quarter of 2019, the Committee authorized, as 2019 Annual RSUs, the grant to the NEOs and certain other key employees of a combination of (1) Time RSUs which time vest at 33.33%, 33.33% and 33.34%, respectively, on February 19 of each of 2020, 2021 and 2022; (2) Relative TSR

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Performance RSUs which may vest based on our TSR Rank (defined below) relative to the companies contained in the Standard and Poor's 500 index ("S&P 500 Index") over a three-year performance period as further described below ("Relative TSR Performance RSUs"); and (3) Absolute TSR Performance RSUs which may vest based on the absolute annualized total return of our stock ("Annualized TSR") compared to pre-established hurdles over a three-year performance period ("Absolute TSR Performance RSUs").
With respect to the 2019 Annual RSUs granted to the NEOs, the grant value mix was allocated approximately 35% to Time RSUs, 35% to Relative TSR Performance RSUs, and 30% to Absolute TSR Performance RSUs.1 In connection with the 2019 Annual RSUs, the Committee authorized the grant of approximately (1) 695,236 Time RSUs to 2,222 employees, (2) 163,969 Relative TSR Performance RSUs to 72 employees, and (3) 291,200 Absolute TSR Performance RSUs to 72 employees, including 57,470 Time RSUs, 61,511 Relative TSR Performance RSUs, and 109,232 Absolute TSR Performance RSUs to the NEOs.
The Performance RSUs are issued pursuant to the 2013 Plan and represent a contingent right to receive Common Stock equal to 0% to 150% of the target number of Performance RSUs.2 Vesting of the Performance RSUs is subject to (1) the level of achievement against the relevant performance criteria over a three-year performance period (beginning January 1, 2019 and ending December 31, 2021), and (2) the executive remaining an employee or director of ours (including our affiliates) until February 19, 2022.

•
With respect to the Relative TSR Performance RSUs granted in 2019, the number of units that may vest is based upon the Company's TSR performance ranking ("TSR Rank") relative to the companies included in the S&P 500 Index, with the target number of units being earned if the TSR Rank equals the 55th percentile of the S&P 500 Index. If the TSR Rank equals or exceeds the 90th percentile of the S&P 500 companies, 150% of the target number of units will be earned, and if the TSR Rank equals the 30th percentile of the S&P 500 companies, 50% of the target number of units will be earned. For TSR Rank outcomes (a) between the 30th and 55th percentiles of the S&P 500 companies or (b) between the 55th and 90th percentiles of the S&P 500 companies, the percentage of target units earned will be calculated via linear interpolation. Should the TSR Rank fall below the 30th percentile of the S&P 500 companies, no Relative TSR Performance RSUs will be earned, and all such awards will be forfeited.

•
With respect to the Absolute TSR Performance RSUs granted in 2019, the number of units that may vest is based upon the Company's Annualized TSR compared to pre-established hurdles, with the target number of units being earned if Annualized TSR equals 11.5%. If Annualized TSR equals or exceeds 16.5%, 150% of the target number of units will be earned, and if Annualized TSR equals 6.5%, 50% of the target number of units will be earned. For Annualized TSR outcomes (a) between 6.5% and 11.5% or (b) between 11.5% and 16.5%, the percentage of target units earned will be calculated via linear interpolation. Should Annualized TSR fall below 6.5%, no Absolute TSR Performance RSUs will be earned, and all such awards will be forfeited.

The table below illustrates the payout range for the Performance RSUs granted in 2019.

Relative TSR Performance RSUs			Absolute TSR Performance RSUs
Performance Level	TSR Rank	Vesting	Performance Level	Annualized TSR	Vesting

Maximum	90th percentile	150%	Maximum	16.5%	150%
Target	55th percentile	100%	Target	11.5%	100%
Threshold	30th percentile	50%	Threshold	6.5%	50%
Below Threshold	<30th percentile	0%	Below Threshold	<6.5%	0%
1 Because the Committee utilizes a structural valuation prepared by the Compensation Consultant for purposes of determining the number of Performance RSUs to grant to the NEOs, as further described at "—CD&A—Elements of Executive Compensation and Benefits—Long-Term Incentives—RSUs—RSU Valuations and Grant Levels," the grant date fair value of such awards for accounting purposes pursuant to Financial Accounting Standards Board's Accounting Standards Codification Topic 718 ("ASC 718") may vary from the targeted grant mix.
2 The Committee has the authority to interpret and determine the application and calculation of matters relating to the determination of TSR, TSR Rank and Annualized TSR and to make adjustments it deems appropriate to reflect changes in the Common Stock, including as a result of any stock split or consolidation, stock dividend, recapitalization, merger, reorganization, or other relevant distribution or change in capitalization.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

The levels at which the TSR Rank and Annualized TSR vesting targets are established are generally reviewed and approved at the First Regular Committee Meeting of the grant year. The review generally includes an analysis of (1) historical Common Stock price performance, (2) our financial forecasts and budgets, and (3) performance contingent equity compensation market practices as disclosed in third-party market sources, which includes consideration of market and industry trends.
Additional information regarding the Performance RSUs described above is provided below in the tables and related footnotes at "—Summary Compensation Table" and "—Grants of Plan-Based Awards in 2019" in this "VIII. Executive Compensation."
RSU Valuations and Grant Levels.  In determining RSU valuations and grant levels with respect to Annual RSUs, as with the other components of executive compensation, the Committee targets total direct compensation for our executives at approximately the 50th percentile of market. The Committee, with the assistance of the Compensation Consultant, examines the long-term incentive practices at the Peer Group and other companies reviewed in the Competitive Market Analysis to establish market-based ranges of long-term incentive grant levels for each executive. Long-term incentive grant levels, generally based on our overall financial performance for the prior year and each executive's individual performance and anticipated future role, are then (1) determined and approved by the Committee for the CEO and (2) proposed by the CEO and reviewed and considered for approval by the Committee for each of the other executives. The fair value of the RSUs, as determined by the Compensation Consultant, is then converted into a number of units to be granted to each executive. The valuation methodology used to value the Time RSUs awarded in 2019 is summarized in notes 3 and 13 to our consolidated financial statements in our 2019 Form 10-K. The Committee utilized a structural valuation, as determined by the Compensation Consultant, based on the average closing price of our Common Stock for the 20 trading days ending on the day prior to the start of the performance period, to value the Performance RSUs for purposes of determining the number of units to be granted in 2019.
In addition to considering the valuation of each RSU grant, management and the Committee also consider the overall potential stockholder dilution impact and "burn rate" (i.e., the rate at which awards are granted as a percentage of Common Stock outstanding). Each year, the Committee reviews and recommends to the Board for approval a budgeted grant date value of shares that may be used in connection with the grant of Annual RSUs to the executives and our other eligible employees. This review and recommendation process includes an analysis of potential dilution levels and burn rates resulting from the potential grant of such RSUs as compared to independent third-party surveys and the Peer Group. The Committee and management use this competitive market data regarding dilution levels and burn rates as an additional gauge in making decisions regarding annual grants of long-term equity compensation.
Our stockholder dilution, or "overhang," related to long-term incentive awards outstanding as well as shares reserved for future issuance under the 2013 Plan was approximately 2.2% as of December 31, 2019, and our 2019 burn rate was approximately 0.3%. We believe our stockholder dilution and burn rates are competitively low relative to comparable companies (based upon similar analyses of third-party surveys), as well as our Peer Group.
Other Benefits and Perquisites
In addition to base salary, short-term incentives and long-term incentives, we provide the other benefits outlined below. We believe these other benefits support our overall attraction and retention objectives.
Severance Agreements
The Committee believes establishing competitive severance arrangements with our executives is a key part of a total rewards package to effectively recruit and retain high-performing executives. We have entered into severance agreements containing severance benefits and non-compete and non-solicitation provisions with each of our NEOs and certain other senior officers (as amended, "Severance Agreements"). We do not currently have employment-related agreements with any of our NEOs other than the Severance Agreements.

Pursuant to each Severance Agreement, we are generally required to provide severance benefits to the officer if such officer is terminated without cause (as defined in the Severance Agreement) or such officer terminates employment with Good Reason (as defined in the Severance Agreement) (collectively a "qualifying termination"). The Severance Agreements provide for enhanced severance benefits if the officer incurs a qualifying termination within two years following a Change in Control (as defined in the Severance Agreements).

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

The Committee has adopted a policy not to enter into any agreement providing for an excise tax "gross up" payment relating to an "excess parachute payment" (pursuant to Section 280G of the Internal Revenue Code of 1986, as amended ("Code")) ("Excise Tax Payment"), and no existing Severance Agreements contain Excise Tax Payment provisions.
We periodically review the level of officer severance benefits by analyzing our severance benefits as compared to competitive market severance and change-in-control practices as provided in surveys and information from third parties. Subsequent Severance Agreements may be different as a result of such reviews.
Details regarding the severance benefits provided under the Severance Agreements and the potential value thereof are provided below at "—Potential Payments Upon Termination of Employment" in this "VIII. Executive Compensation."
Extended Service Separation Program
The Board has approved a program designed to make available certain retirement-type benefits to all employees, including the NEOs, that meet certain age and service requirements. Generally, to be eligible, (1) the sum of an employee's age and years of service as an employee must be at least 70, with age and service minimums of 55 years and 10 years, respectively, and (2) the employee must provide us with at least six months' prior notice (or, for certain non-executive positions, three months' prior notice) of his or her intention to terminate employment. Assuming these conditions are satisfied, RSUs held by such employees that were granted at least six months prior to termination will continue to have the opportunity to vest pursuant to their terms (other than the employment requirement), subject to certain additional conditions, including the execution of a full release, an agreement to not compete with us for a period of 12 months and an agreement to be available for consultation with us during such 12-month period. As to an employee not holding RSUs, the program generally provides that, in connection with employment termination, an employee who meets the above eligibility requirements will receive a fully-vested, discretionary, profit-sharing contribution pursuant to the Company's 401(k) Plan equal to 25% of the employee's base salary. The program is subject to interpretation, modification or termination by the Committee or Board in the sole discretion of each at any time.
Retirement Benefits
Our executives are eligible to participate in our 401(k) Plan under the same parameters applicable to all other employees, including eligibility for (1) a base matching contribution equal to 100% of the first 3% of the executive's compensation contributed ("Base Match"), (2) a discretionary annual matching contribution equal to 100% of the next 3% of the executive's compensation contributed ("Discretionary Match") and (3) an additional discretionary profit sharing contribution equal to 4% of the employee's base salary ("Discretionary Contribution"). In each case, the Base Match, the Discretionary Match and the Discretionary Contribution are (1) subject to the Committee's discretion and (2) treated as subject to Internal Revenue Service ("IRS") limitations. The value of our Base Match, Discretionary Match and Discretionary Contribution for each NEO for the applicable 401(k) Plan years are provided below in the table at "—Summary Compensation Table" and "—All Other Compensation Table" in this "VIII. Executive Compensation."
Health and Welfare Benefits
Our executives are eligible to participate in the same health and welfare benefits that are available to our other eligible employees, such as medical (including vision), dental, life and disability insurance. The value of the health and welfare benefits paid by us for each NEO in applicable years is provided below in the tables at "—Summary Compensation Table" and "—All Other Compensation Table" in this "VIII. Executive Compensation."
Relocation Benefits
In general, we do not offer our executives significant perquisites, other than relocation assistance. We generally offer relocation assistance to all of our employees (including our executives) who we ask to relocate in connection with their employment with us, with the level of benefits generally corresponding to the level of the employee's position. We have found that relocation assistance can play an important role in attracting qualified candidates or transferring existing employees to our various office locations. The primary benefits provided under our relocation assistance program to our NEOs and other senior management are generally: reasonable moving and related expenses, closing costs related to selling and buying a house, and temporary living expenses, if needed, for up to 60 days. No relocation benefits were provided to our NEOs in 2019.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Other Matters
Stock Ownership and Retention Guidelines
In order to further align the interests of our senior management with those of our stockholders, we have adopted certain stock ownership and retention guidelines designed to support a culture of ownership among the NEOs and certain other senior officers. The Committee believes the maintenance of stock ownership and retention guidelines motivates executives to perform in accordance with the interests of our stockholders. The guideline ownership levels are designed to ensure that executives have a meaningful economic stake in our Common Stock, while satisfying the executives' need for portfolio diversification. Our stock ownership guidelines generally provide that each of the NEOs should seek to establish and maintain beneficial ownership of a number of shares of Common Stock having a value sufficient to satisfy the applicable stock ownership level specified below:

Name	Title	Multiple of Base Salary(a)
Jay A. Brown	President & CEO	6X
Daniel K. Schlanger	SVP & CFO	3X
James D. Young	SVP & COO—Fiber	3X
Robert C. Ackerman	SVP & COO—Towers & Small Cells	3X
Kenneth J. Simon	SVP & General Counsel	3X

(a)	Represents the dollar value of Common Stock to be held, as determined pursuant to NYSE quotations.
The NEOs generally have until the fifth anniversary of the date such NEO was appointed SVP or higher, to meet the applicable stock ownership level. In addition, an NEO generally has until the fifth anniversary after the date of an increase in base salary to meet the incremental increase to the applicable stock ownership level as a result of such base salary increase. As of the Record Date, each of the NEOs held shares of Common Stock (as calculated pursuant to the stock ownership guidelines) having a value in excess of such NEO's applicable stock ownership level specified by the stock ownership guidelines.
Our retention guidelines provide that if an NEO's Common Stock ownership is below (or subsequently falls below) the applicable stock ownership level, such NEO should generally hold and retain all shares of Common Stock received by the NEO resulting from equity awards granted to the NEO by the Company as a component of compensation until the NEO's applicable stock ownership level is met. The retention guidelines apply with respect to "after-tax shares" (e.g., the sale of shares to cover taxes relating to Company granted equity awards is not subject to the stock ownership guidelines).
Anti-Hedging Policy
Our insider trading policy prohibits our directors and employees, including our executive officers, from, among other things, short sales and trading in options, puts, calls, or other derivative instruments relating to our securities, including for hedging purposes.
Recoupment Policy
Pursuant to our Recoupment Policy, in the event of a restatement of a Company financial statement or a determination by the Board that misconduct by an NEO or certain other employees caused financial or reputational harm to the Company, the Committee will review the circumstances and make recommendations to the Board as to whether recoupment should be pursued. Under the policy, "misconduct" includes any intentional or reckless violation of our guidelines and policies or any grossly negligent act or failure to act causing the above described result. In such circumstances, the Committee will review all compensation that has been awarded to a responsible party and determine how such compensation may have been affected by the financial restatements or misconduct.
Should the Board determine that recoupment is appropriate, we may recoup from an NEO or other responsible employee any cash incentives and equity awarded in reliance on the financial statements that were restated, or for the year in which the financial or reputational harm occurred, to the extent the Committee determines that the cash incentives and equity awarded were based on such restated financial statements or resulted from such misconduct. The NEO and other responsible employees may also be subject to other disciplinary actions, up to and including termination of employment.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Following the Accounting Restatement, the Committee performed an assessment of and reviewed and considered the relevant facts and circumstances, along with input from its independent advisors, as to whether any recoupments were necessary or appropriate in connection with the restatement of previously issued financial statements. The Board, upon recommendation from the Committee, determined that no recoupments were necessary or appropriate under the circumstances.
Accounting and Tax Impacts upon Executive Compensation
For a discussion of the accounting impacts on various elements of long-term incentive compensation, see notes 3 and 13 to our consolidated financial statements in our 2019 Form 10-K.
In determining executive compensation, the Committee considers, among other factors, the possible tax consequences. Tax consequences, including tax deductibility, are subject to factors that are beyond our control. In addition, the Committee believes that it is important to retain flexibility in designing compensation programs that meet its stated objectives. For these reasons, the Committee, while considering tax deductibility as one of the factors in determining compensation, has historically not limited compensation to those levels or types of compensation that will be deductible by us.
Section 162(m) of the Code, as amended by the Tax Cuts and Jobs Act enacted in December 2017, generally disallows a public company's tax deduction for compensation paid to the CEO and certain of its other executive officers in excess of $1 million in any taxable year. Because we intend to continue to qualify as a REIT under the Code, we generally distribute a sufficient level of net taxable income to our stockholders on an annual basis, and as a result, do not incur U.S. federal income tax. Based on our REIT status, we do not expect the tax deduction limitations under Section 162(m) of the Code to have a material impact on us.
Compensation Committee 2019 Report
The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading "Compensation Discussion and Analysis" with management and, based on the review and discussions, it has recommended to the Board that the "Compensation Discussion and Analysis" be included in this Proxy Statement.

Respectfully submitted by the Compensation Committee of the Board.
COMPENSATION COMMITTEE
Cindy Christy (Chair)
P. Robert Bartolo
Ari Q. Fitzgerald
Robert E. Garrison II
Lee W. Hogan

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Summary Compensation Table
The following Summary Compensation Table sets forth the compensation of the NEOs for 2019, 2018 and 2017 (where applicable). Additional details regarding the applicable elements of compensation in the Summary Compensation Table are provided in the footnotes following the table.

Name and Principal Position	Year	Salary ($)(a)	Stock Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)(c)	All Other Compensation ($)(d)	Total ($)

Jay A. Brown	2019	985,577	9,465,217	2,119,541	50,508	12,620,843
President & CEO	2018	905,769	6,361,135	1,707,772	50,850	9,025,526
	2017	805,770	6,721,941	1,693,430	51,475	9,272,616

Daniel K. Schlanger	2019	562,404	2,957,727	710,669	50,508	4,281,308
SVP & CFO	2018	527,519	2,167,442	612,144	50,850	3,357,955
	2017	512,115	2,366,112	704,739	51,475	3,634,441

James D. Young	2019	609,058	3,226,642	763,658	49,608	4,648,966
SVP & COO—Fiber	2018	591,263	3,015,585	686,109	42,672	4,335,629
	2017	574,017	3,280,229	789,924	47,712	4,691,882

Robert C. Ackerman	2019	474,231	2,957,727	598,458	51,672	4,082,088
SVP & COO—Towers &	2018	450,000	2,167,442	519,256	42,665	3,179,363
Small Cells

Kenneth J. Simon	2019	570,569	2,473,795	715,407	49,045	3,808,816
SVP & General Counsel	2018	553,875	2,167,442	642,722	50,850	3,414,889
	2017	535,798	2,419,827	739,977	51,475	3,747,077

(a)	Represents the dollar value of base salary earned by the NEO during the applicable fiscal year, inclusive of annual increases approved in the first quarter of 2019.

(b)
Represents the aggregate grant date fair value of stock awards granted to each NEO in the applicable fiscal year, calculated in accordance with ASC 718. A description of the vesting parameters that are generally applicable to the RSUs granted in 2019 is provided above at "–CD&A–Elements of Executive Compensation and Benefits–Long-Term Incentives–RSUs" and below in the table and related footnotes at "–Grants of Plan-Based Awards in 2019" in this "VIII. Executive Compensation."

(c)
Represents the value of the Annual Incentives earned by the NEOs for meeting financial performance objectives in the applicable fiscal year under the applicable AIP. These Annual Incentives are paid in cash. Additional details regarding the range of the NEOs' 2019 Annual Incentive award opportunities are disclosed above at "–CD&A–Elements of Executive Compensation and Benefits–Short-Term Incentives" and below in the table and related footnotes at "–Grants of Plan-Based Awards in 2019" in this "VIII. Executive Compensation."

(d)
Represents the aggregate value of all other compensation for the applicable fiscal year not otherwise reported in any other column of the Summary Compensation Table. This amount includes matching contributions and profit sharing contributions made by us to the executives under the 401(k) Plan and the dollar value of the portion of the health and welfare benefits and insurance premiums paid by us for the NEO in the applicable fiscal year. Additional details regarding the amounts reported in this column are provided in the table below at "–All Other Compensation Table" and the footnotes thereto in this "VIII. Executive Compensation."

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

All Other Compensation Table
The following table and the footnotes thereto describe the components of the "All Other Compensation" column in the Summary Compensation Table above.

Name	Year	Registrant Contributions to Defined Contribution Plans($)(a)	Insurance Premiums($)(b)	All Other Compensation($)(c)

Jay A. Brown	2019	28,000	22,508	50,508
	2018	27,500	23,350	50,850
	2017	27,000	24,475	51,475

Daniel K. Schlanger	2019	28,000	22,508	50,508
	2018	27,500	23,350	50,850
	2017	27,000	24,475	51,475

James D. Young	2019	28,000	21,608	49,608
	2018	27,500	15,172	42,672
	2017	34,171	13,541	47,712

Robert C. Ackerman	2019	28,000	23,672	51,672
	2018	27,500	15,165	42,665

Kenneth J. Simon	2019	28,000	21,045	49,045
	2018	27,500	23,350	50,850
	2017	27,000	24,475	51,475

(a)
Represents our Base Match, Discretionary Match and Discretionary Contribution made to the NEOs under the 401(k) Plan relating to the applicable fiscal year. The 2017 amount for Mr. Young also includes corrective contributions made by us to his 401(k) Plan account with respect to prior plan years, as approved by the IRS.

(b)
Represents the portion of the NEO's health and welfare insurance premiums paid by us for the applicable fiscal year. The health and welfare benefits for which a portion of these premiums were paid included the following:

•	Medical, dental, and vision insurance

•	Basic life insurance

•	Short-term disability insurance

•	Long-term disability insurance

(c)
Represents the aggregate value of all other compensation elements for the applicable fiscal year, which is included above in the "All Other Compensation" column of the table under "–Summary Compensation Table" in this "VIII. Executive Compensation."

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Grants of Plan-Based Awards in 2019
The following table and the footnotes thereto provide information regarding grants of plan-based equity and non-equity awards made to the NEOs during 2019:

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(a)			Estimated Future Payouts Under Equity Incentive Plan Awards(b)			All Other Stock Awards (#)(c)	Grant Date Fair Value of Stock Awards($)(d)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Jay A. Brown	—		850,000	1,700,000	2,975,000	—	—	—	—	—
	2/21/19		—	—	—	—	—	—	25,804	3,079,965
	2/21/19	(e)	—	—	—	13,809	27,618	41,427	—	3,060,627
	2/21/19	(f)	—	—	—	24,521	49,043	73,564	—	3,234,625

Daniel K. Schlanger	—		285,000	570,000	997,500	—	—	—	—	—
	2/21/19		—	—	—	—	—	—	8,063	962,400
	2/21/19	(e)	—	—	—	4,315	8,630	12,945	—	956,377
	2/21/19	(f)	—	—	—	7,663	15,326	22,989	—	1,038,950

James D. Young	—		306,250	612,500	1,071,875	—	—	—	—	—
	2/21/19		—	—	—	—	—	—	8,796	1,049,891
	2/21/19	(e)	—	—	—	4,707	9,415	14,122	—	1,043,370
	2/21/19	(f)	—	—	—	8,359	16,719	25,078	—	1,133,381

Robert C. Ackerman	—		240,000	480,000	840,000	—	—	—	—	—
	2/21/19		—	—	—	—	—	—	8,063	962,400
	2/21/19	(e)	—	—	—	4,315	8,630	12,945	—	956,377
	2/21/19	(f)	—	—	—	7,663	15,326	22,989	—	1,038,950

Kenneth J. Simon	—		286,900	573,800	1,004,150	—	—	—	—	—
	2/21/19		—	—	—	—	—	—	6,744	804,964
	2/21/19	(e)	—	—	—	3,609	7,218	10,827	—	799,899
	2/21/19	(f)	—	—	—	6,409	12,818	19,227	—	868,932

(a)
Represents the estimated payouts that the NEOs could earn under the AIP as described in the CD&A above. The Annual Incentive opportunities for each NEO, calculated as a percentage of the NEO's base salary, are provided above in "–CD&A–Elements of Executive Compensation and Benefits–Short Term Incentives–Annual Incentive Opportunity." The actual Annual Incentives paid to each NEO under the AIP are disclosed above in the "Non-Equity Incentive Plan Compensation" column of the table at "–Summary Compensation Table" in this "VIII. Executive Compensation."

(b)
The grants listed for each NEO represents the Performance RSU component of the 2019 Annual RSUs. All such grants were made pursuant to the 2013 Plan. Details regarding vesting parameters generally applicable to these RSUs are provided above in "–CD&A–Elements of Executive Compensation and Benefits–Long-Term Incentives–RSUs" in this "VIII. Executive Compensation."

(c)
The grant listed for each NEO represents the Time RSU component of the 2019 Annual RSUs. All such grants were made pursuant to the 2013 Plan. Details regarding vesting parameters generally applicable to these RSUs are provided above in "–CD&A–Elements of Executive Compensation and Benefits–Long-Term Incentives–RSUs" in this "VIII. Executive Compensation."

(d)
Represents the grant date fair value of the RSUs granted to the NEOs in 2019 calculated in accordance with ASC 718, the aggregate of which is included above in the Stock Awards column of the table at "Summary Compensation Table" in this "VIII. Executive Compensation." Generally, the grant date fair value is the amount we would expense in our financial statements over the award's vesting schedule. For information on the valuation assumptions utilized for accounting purposes, see notes 3 and 13 to the consolidated financial statements in our 2019 Form 10-K.

(e)	The grant listed for each NEO represents the Relative TSR Performance RSUs.

(f)	The grant listed for each NEO represents the Absolute TSR Performance RSUs.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Outstanding Equity Awards at 2019 Fiscal Year-End
The following table and footnotes related thereto provide information regarding equity-based awards outstanding as of December 31, 2019 for each NEO. As of December 31, 2019 and the Record Date, none of the NEOs had any outstanding stock options.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(a)		Market Value of Shares or Units of Stock That Have Not Vested ($)(b)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(c)		Equity Incentive Awards: Market or Payout Plan Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(d)

Jay A. Brown	2/16/2017	8,057	(e)	1,145,303	—		—
	2/16/2017	—		—	85,815	(f)	12,198,602
	2/21/2018	14,748	(e)	2,096,428	—		—
	2/21/2018	—		—	21,575	(g) (h)	3,066,886
	2/21/2018	—		—	42,911	(g) (i)	6,099,799
	2/21/2019	25,804	(e)	3,668,039	—		—
	2/21/2019	—		—	27,618	(g) (h)	3,925,899
	2/21/2019	—		—	49,043	(g) (i)	6,971,462

Daniel K. Schlanger	2/16/2017	2,836	(e)	403,137	—		—
	2/16/2017	—		—	30,207	(f)	4,293,925
	2/21/2018	5,026	(e)	714,446	—		—
	2/21/2018	—		—	7,351	(g) (h)	1,044,945
	2/21/2018	—		—	14,621	(g) (i)	2,078,375
	2/21/2019	8,063	(e)	1,146,155	—		—
	2/21/2019	—		—	8,630	(g) (h)	1,226,755
	2/21/2019	—		—	15,326	(g) (i)	2,178,591

James D. Young	2/16/2017	3,932	(e)	558,934	—		—
	2/16/2017	—		—	41,877	(f)	5,952,816
	2/21/2018	6,992	(e)	993,913	—		—
	2/21/2018	—		—	10,228	(g) (h)	1,453,910
	2/21/2018	—		—	20,343	(g) (i)	2,891,757
	2/21/2019	8,796	(e)	1,250,351	—		—
	2/21/2019	—		—	9,415	(g) (h)	1,338,342
	2/21/2019	—		—	16,719	(g) (i)	2,376,606

Robert C. Ackerman	2/16/2017	925	(e)	131,489	—		—
	2/16/2017	—		—	9,851	(f)	1,400,320
	9/5/2017	3,115	(j)	442,797	—		—
	2/21/2018	5,026	(e)	714,446	—		—
	2/21/2018	—		—	7,351	(g) (h)	1,044,945
	2/21/2018	—		—	14,621	(g) (i)	2,078,375
	2/21/2019	8,063	(e)	1,146,155	—		—
	2/21/2019	—		—	8,630	(g) (h)	1,226,755
	2/21/2019	—		—	15,326	(g) (i)	2,178,591

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(a)		Market Value of Shares or Units of Stock That Have Not Vested ($)(b)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(c)		Equity Incentive Awards: Market or Payout Plan Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(d)

Kenneth J. Simon	2/16/2017	2,901	(e)	412,377	—		—
	2/16/2017	—		—	30,893	(f)	4,391,440
	2/21/2018	5,026	(e)	714,446	—		—
	2/21/2018	—		—	7,351	(g) (h)	1,044,945
	2/21/2018	—		—	14,621	(g) (i)	2,078,375
	2/21/2019	6,744	(e)	958,660	—		—
	2/21/2019	—		—	7,218	(g) (h)	1,026,039
	2/21/2019	—		—	12,818	(g) (i)	1,822,079

(a)	Represents the outstanding and unvested portion of certain Time RSU grants.

(b)
Represents the market value of the outstanding Time RSUs referenced in footnote (a) above that have not yet vested, based on the closing Common Stock price as of December 31, 2019 of $142.15 per share.

(c)	Represents the outstanding and unvested portion of certain Performance RSUs.

(d)
Represents the market value of the outstanding Performance RSUs referenced in footnote (c) above that have not yet vested, based on the closing Common Stock price as of December 31, 2019 of $142.15 per share.

(e)	Represents the outstanding and unvested Time RSU portion of the Annual RSUs granted to each of the NEOs.

(f)
Represents the outstanding and unvested Performance RSU portion of the Annual RSUs granted to each of the NEOs in 2017. The number of Performance RSUs indicated represents the maximum number of shares that may be earned pursuant to the 2017 Performance RSUs. The final rank of our Common Stock performance against the 2017 TSR Peer Group was at the approximate 88th percentile, which resulted in the vesting on February 19, 2020 of approximately 97.62% (or 193,913 shares in the aggregate for such NEOs) of the maximum amount of the 2017 Performance RSUs originally granted to each NEO; the remainder (or 4,730 shares in the aggregate for such NEOs) of the original grant was forfeited.

(g)
Represents the outstanding and unvested Performance RSU portion of the Annual RSUs granted to each of the NEOs in 2018 and 2019. The number of Performance RSUs indicated represents the target number of shares that may be earned pursuant to the 2018 Performance RSUs and the 2019 Performance RSUs, respectively. Details of the vesting parameters that are generally applicable to the 2018 Performance RSUs and the 2019 Performance RSUs are discussed above at "–CD&A–Elements of Executive Compensation and Benefits–Long-Term Incentives–RSUs" in this "VIII. Executive Compensation."

(h)	Represents the outstanding and unvested portion of Relative TSR Performance RSUs granted to each of the NEOs in 2018 and 2019.

(i)	Represents the outstanding and unvested portion of the Absolute TSR Performance RSUs granted to each of the NEOs in 2018 and 2019.

(j)	Represents the outstanding and unvested portion of Promotion RSUs granted to Mr. Ackerman in connection with his promotion to SVP and COO—Towers & Small Cells.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Option Exercises and Stock Vested in 2019
The following table provides the amount realized during 2019 by each NEO upon the vesting of RSUs. No options were exercised by any of the NEOs in 2019, and as of December 31, 2019 and the Record Date, none of the NEOs held any outstanding stock options.

	Stock Awards (a)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jay A. Brown	64,659	7,814,643
Daniel K. Schlanger	33,419	4,059,798
James D. Young	38,714	4,650,713
Robert C. Ackerman	14,328	1,811,342
Kenneth J. Simon	27,743	3,332,767

(a)
For Messrs. Brown, Schlanger, Young, Ackerman and Simon, the amounts shown include (1) 68.86% of the maximum number of units covered by the 2016 Performance RSU grant, which portion vested on February 19, 2019 upon the Committee's certification that the Company's TSR Rank for the three-year period ended on February 18, 2019 was at the approximate 57th percentile of the 2016 TSR Peer Group (39,054 units, 19,618 units, 27,486 units, 6,832 and 19,618 units, respectively), (2) 33.34% of the 2016 Time RSU grant, which portion vested during 2019 (5,401 units, 2,713 units, 3,801 units, 945 units and 2,713 units, respectively), (3) 33.33% of the 2017 Time RSU grant, which vested during 2019 (8,057 units, 2,836 units, 3,932 units, 925 units and 2,900 units, respectively), and (4) 33.33% of the 2018 Time RSU grant, which vested during 2019 (7,374 units, 2,512 units, 3,495 units, 2,512 units, and 2,512 units, respectively).

In addition, the amounts for Messrs. Brown and Ackerman include approximately 33.33% of the Promotion RSUs awarded to them on June 1, 2016 and September 5, 2017, respectively, which vested during 2019 (4,773 and 3,114 units, respectively). The amount for Mr. Schlanger includes approximately 33.33% of his New Hire RSU grant awarded to him on April 1, 2016, which vested during 2019 (5,740 units).

The value realized on vesting is calculated using the closing market price of our Common Stock from the trading day immediately preceding the date of vesting, which was $120.13 per unit for all grants, except (1) in the case of the Promotion RSUs for Messrs. Brown and Ackerman, such closing market price of our Common Stock was $130.01 and $149.07, respectively, and (2) in the case of the New Hire RSUs for Mr. Schlanger, such closing market price of our Common Stock was $128.00.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Potential Payments Upon Termination of Employment
Severance Agreements
We have entered into Severance Agreements with each of our NEOs, which provide certain benefits to and impose certain obligations on our NEOs upon termination of their employment with us. Details regarding the benefits provided under the NEOs' Severance Agreements and the potential value thereof are set forth below. Pursuant to each Severance Agreement, we are required to provide severance benefits to the NEO if such NEO's employment is terminated pursuant to a Qualifying Termination (as defined in footnote (a) to the table below). The Severance Agreements provide for enhanced severance benefits if the NEO's employment is terminated in connection with a Qualifying Termination Upon Change in Control (as defined in footnote (a) to the table below).
Upon a Qualifying Termination occurring on December 31, 2019 not during a Change in Control Period (as defined in the Severance Agreements), the NEOs would have been entitled to the following benefits:

•
a lump sum severance payment equal to the sum of the officer's base salary and Annual Bonus. "Annual Bonus" is defined for purposes of each NEO's Severance Agreement as the target annual bonus for the calendar year in which the date of termination occurs;

•	a prorated cash amount equal to the officer's Annual Bonus for the year in which termination occurs when and if annual incentives for the year of termination are paid to other executive officers;

•
to the extent the annual incentive for the year prior to the year in which termination occurs has not been paid, a cash amount equal to the officer's prior year actual annual incentive when and if any annual incentives for the year prior to the date of termination are paid to our other executive officers;

•	continued coverage under specified health and welfare benefit programs for one year;

•
continued participation in the 401(k) Plan for the calendar year in which termination occurs, including our contributions based upon participation or matching (with payment of the after-tax economic equivalent if and to the extent such is not permitted under the 401(k) Plan or by applicable law); and

•	immediate vesting of all stock options and continued vesting of all Restricted Stock Awards (as defined in the Severance Agreements) (including RSUs)[3] for two years after termination.
In connection with a Qualifying Termination Upon Change in Control occurring on December 31, 2019, the NEOs would have been entitled to the following benefits:

•	a lump sum severance payment equal to the sum of the officer's base salary and Annual Bonus multiplied by two;

•	a prorated cash amount equal to the officer's Annual Bonus for the year in which termination occurs when and if annual incentives for the year of termination are paid to other executive officers;

•
to the extent the annual incentive for the year prior to the year in which termination occurs has not been paid, a cash amount equal to the officer's prior year actual annual incentive when and if any annual incentives for the year prior to the date of termination are paid to our other executive officers;

•	continued coverage under specified health and welfare benefit programs for two years;

•
continued participation in the 401(k) Plan for the calendar year in which termination occurs, including our contributions based upon participation or matching (with payment of the after-tax economic equivalent if and to the extent such is not permitted under the 401(k) Plan or by applicable law); and

•
immediate vesting of any outstanding Restricted Stock Awards, RSUs and stock options held by the officer, provided that such immediate vesting only applies to Performance Awards (as defined in the Severance Agreements) with respect to the target shares or Target Level of performance, and the officer continues to vest as to any Performance Awards in excess of such target shares or Target Level of performance following the date of termination.

Each of the Severance Agreements also has provisions that generally prohibit the officer, for a period of 12 months following the termination of such officer's employment with us, from (1) engaging in business activities relating to wireless communication or broadcast towers which compete with us or our affiliates in the United States or Australia and (2) soliciting our employees and our affiliates.
3 Pursuant to the Severance Agreements, "Restricted Stock Awards" include restricted stock awards, phantom stock awards and other similar equity-based incentive compensation awards granted to the NEOs, excluding stock options.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

The following table and footnotes thereto summarize the alternative termination benefits that would be payable under different termination scenarios in accordance with each NEO's Severance Agreement. The information provided assumes the NEO's termination occurred as of December 31, 2019.

Name	Termination Type(a)	Severance Amount($)(b)	Early or Continued Vesting of RSUs($)(c)	Other($)(d)	Alternative Total Employment Termination Benefits($)(e)

Jay A. Brown	Qualifying Upon Change in Control	5,400,000	37,108,369	1,764,616	44,272,985
	Qualifying	2,700,000	5,998,941	1,742,108	10,441,049
	Non-Qualifying	—	—	—	—

Daniel K. Schlanger	Qualifying Upon Change in Control	2,280,000	12,333,358	634,616	15,247,974
	Qualifying	1,140,000	1,986,869	612,108	3,738,977
	Non-Qualifying	—	—	—	—

James D. Young	Qualifying Upon Change in Control	2,450,000	15,730,682	675,316	18,855,998
	Qualifying	1,225,000	2,525,254	653,708	4,403,962
	Non-Qualifying	—	—	—	—

Robert C. Ackerman	Qualifying Upon Change in Control	1,920,000	10,411,792	546,944	12,878,736
	Qualifying	960,000	2,167,450	523,272	3,650,722
	Non-Qualifying	—	—	—	—

Kenneth J. Simon	Qualifying Upon Change in Control	2,295,200	11,645,524	635,490	14,576,214
	Qualifying	1,147,600	1,867,967	614,445	3,630,012
	Non-Qualifying	—	—	—	—

(a)	Represents the various employment termination scenarios as defined in the NEO's Severance Agreements. Generally, each of the scenarios can be described as follows:

•
A "Qualifying Termination" occurs upon (1) our termination of the executive's employment with us for any reason other than for Cause (as defined in the Severance Agreements) or disability or death, or (2) the executive's termination of employment with us within 60 days of the occurrence of an event that constitutes Good Reason (as defined in the Severance Agreements).

•	A "Non-Qualifying Termination" occurs upon any termination of the executive's employment with us other than a Qualifying Termination.

•	A "Qualifying Termination Upon Change in Control" occurs upon a Qualifying Termination of the executive within two years following a Change in Control (as defined in the Severance Agreements).

(b)
Represents the lump sum severance payment equal to the sum of the NEO's base salary and Annual Bonus multiplied by two and one for a Qualifying Termination Upon Change in Control and Qualifying Termination, respectively.

(c)
Represents the value of outstanding and unvested RSUs as of December 31, 2019 (calculated as the number of RSUs multiplied by $142.15, the closing price per share of our Common Stock on December 31, 2019) for which the vesting would be accelerated or continued without future service or performance conditions (also includes accrued dividend equivalents that would be paid upon vesting of such RSUs). Upon a Qualifying Termination Upon Change in Control, any outstanding Restricted Stock Awards (as defined in the Severance Agreements), RSUs and stock options held by the NEO immediately vest, provided that such immediate vesting only applies to Performance Awards with respect to the target shares or Target Level of performance, and the officer may, subject to and contingent upon actual performance, continue to vest as to any Performance Awards in excess of such target shares or Target Level of performance following the date of termination. Upon a Qualifying Termination that does not occur during a Change in Control Period, any outstanding Restricted Stock Awards and RSUs will continue to vest, provided that (1) such continued vesting of Performance Awards will continue to be contingent on the satisfaction of the applicable performance criteria and (2) such continued vesting of Restricted Stock Awards and RSUs terminates upon the second anniversary of such Qualifying Termination.

(d)	Other termination benefits represent the following items:

•
A prorated cash amount equal to the officer's Annual Bonus for the year of termination. The payment of a cash amount equal to the NEO's prior year annual incentive when and if any annual incentives for the year prior to the date of termination are paid to our other executive officers is permitted under the Severance Agreements but would not apply under this scenario because termination is assumed to occur as of December 31, 2019, and any prior year actual annual incentives relating to 2018 would have already been paid.

•	An estimate of the premiums paid by us for continued coverage under specified health and welfare benefit programs.

•
An estimate of our 401(k) Plan matching and profit sharing contributions for continued participation in the 401(k) Plan for 2019, the year in which termination of employment is assumed to occur under this scenario. Assuming termination of employment occurs on December 31,

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

2019, this amount includes our Discretionary Match and Discretionary Contribution for 2019. The Discretionary Match and the Discretionary Contribution are subject to compensation limitations of the Code; for each NEO, the amounts included above are $8,400 for the Discretionary Match and $11,200 for the Discretionary Contribution.

(e)
Represents an estimate of the total potential payments upon termination of employment that would be paid to or accrued for each NEO assuming the respective NEO's employment terminated as of December 31, 2019 under the scenarios set forth in the table.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

CEO Pay Ratio
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(u) of Regulation S-K promulgated thereunder and the related SEC guidance ("Pay Ratio Rules"), we are providing the following information about the relationship of the annual total compensation of our median employee to the annual total compensation of our CEO. We believe that the pay ratio disclosed below is a reasonable estimate calculated in a manner consistent with the Pay Ratio Rules. Due to estimates and assumptions permitted under the Pay Ratio Rules, our pay ratio disclosure may not be comparable to the pay ratio disclosure presented by other companies.

Year	CEO Annual Total Compensation	Median Employee Annual Total Compensation	Pay Ratio
2019	$12,620,843	$123,187	102:1

CEO Pay Ratio Methodology

As permitted under SEC rules, we are using the same median employee for our 2019 CEO pay ratio disclosure as identified for purposes of our 2018 CEO pay ratio disclosure. We believe it is reasonable to use the same median employee for purposes of calculating the pay ratio disclosure because we did not experience material changes in 2019 to our employee population or compensation arrangements that would significantly affect our pay ratio disclosure. For purposes of identifying our median employee in 2018, we took the following steps:

•
We determined that as of December 31, 2018 ("Determination Date"), our employee population, excluding our CEO, consisted of approximately 5,000 employees, including full-time employees, part-time employees and interns. No employees were excluded on the basis of geography.

•
For each employee, we calculated on a consistent basis (a) the base salary in effect as of the Determination Date, (b) the annual incentive paid with respect to fiscal year 2018, (c) commissions paid during fiscal year 2018 and (d) the grant date fair value of RSUs granted during fiscal year 2018 (calculated in accordance with ASC 718). For each employee, the sum of these components of compensation was then analyzed and sorted to identify the median employee.

Once the median employee was identified, the median employee's annualized total compensation shown in the chart above was calculated using the same methodology that we used to calculate the CEO's annual total compensation as reported in the Summary Compensation Table (see "VIII. Executive Compensation—Summary Compensation Table") included in this Proxy Statement.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

IX.    AUDIT COMMITTEE MATTERS
The Board has established an Audit Committee comprised entirely of independent directors, as defined in the rules and regulations of the NYSE and SEC. Upon the recommendation of the Audit Committee and in compliance with the regulations of the NYSE, the Board has adopted an Audit Committee Charter setting forth the requirements for the composition of the Audit Committee, the qualifications of its members and the responsibilities of the Audit Committee. The Audit Committee Charter can be found under the Investors section of our website at https://www.crowncastle.com/investors/corporate-governance.
The Audit Committee has adopted procedures regarding the pre-approval of certain services which may be rendered by our Auditors. Such procedures provide that the Audit Committee should pre-approve audit and permitted non-audit services to be rendered by our Auditors. Such approval of services may be made with respect to audit, audit-related, tax and other services permitted under SEC rules that the Audit Committee believes would not otherwise impair the independence of the Auditors. Whenever practicable, estimated or budgeted fees should be pre-approved at the time the services are pre-approved. Such procedures also provide that between the regularly scheduled meetings of the Audit Committee, each member of the Audit Committee (with preference given to the Chairman of the Audit Committee, if available) is authorized to pre-approve fees or engagements presented by an officer relating to audit and permitted non-audit related services of our independent registered public accountants; provided, however, the Audit Committee members in the aggregate may not approve fees and engagements exceeding $200,000 of fees, excluding any fees or engagements (1) approved by the Audit Committee or (2) regarding services relating to securities offerings of the Company and its subsidiaries ("Delegation Procedures"). At the regularly scheduled meetings of the Audit Committee, the Audit Committee is generally provided a schedule detailing any services which have been approved or utilized during the fiscal year and since the last regularly scheduled Audit Committee meeting, including any fees and engagements approved pursuant to the Delegation Procedures.
No services were provided by the independent registered public accountants in 2019 that were approved by the Audit Committee under SEC Regulation S-X Section 2-01(c)(7)(i)(C) (which addresses certain services considered de minimus approved by the Audit Committee after such services have been performed).
In addition, in accordance with regulations promulgated by the SEC, the Audit Committee has issued the following report.
Audit Committee 2019 Report

To our Stockholders:
Management of Company has the primary responsibility for preparing the Company's financial statements and implementing the Company's reporting process, including the Company's system of internal controls. The Company's independent registered public accountants are responsible for expressing an opinion on (1) the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States and (2) the effectiveness of internal control over financial reporting. On behalf of the Board, the Audit Committee, among other functions, performs an oversight role relating to the Company's financial statements and accounting practices, systems of internal control, the independence and the performance of the independent registered public accountants, and the performance of the internal audit function.
In this context, the Audit Committee hereby reports as follows:

•	The Audit Committee has reviewed and discussed with the Company's management the audited financial statements as of and for the year ended December 31, 2019.

•
PwC represented that its presentations included the matters required to be discussed with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC.

•
The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC's communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

•
Based on its review of the Company's audited financial statements and the discussions with management and PwC referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the 2019 Form 10-K.

Respectfully submitted by the Audit Committee of the Board.
AUDIT COMMITTEE

P. Robert Bartolo (Chair)
Robert E. Garrison II
Lee W. Hogan
Robert F. McKenzie

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

X.   OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and the NYSE reports of ownership and changes in ownership of Common Stock and our other equity securities.
Based solely on the review of such reports filed with the SEC and written representations that no other reports were required, we believe that, during the 2019 fiscal year, our executive officers, directors and greater than 10% beneficial owners timely complied with all Section 16(a) filing requirements applicable to them, except that Mr. Ackerman did not timely file one report with respect to one transaction.
Stockholder Recommendation of Director Candidates
Stockholders may recommend potential candidates for consideration by the NCG Committee by sending a written request to our Corporate Secretary. The written request must include the candidate's name, contact information, biographical information and qualifications. The request must also include the potential candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if nominated and elected. The stockholder or group of stockholders making the recommendation must also disclose, with the written request, the number of securities that the stockholder or group of stockholders beneficially owns and the period of time the stockholder or group of stockholders has beneficially owned the securities. Additional information may be requested from the nominee or the stockholder by the NCG Committee from time to time. As and if determined by the NCG Committee, potential candidates must also make themselves available to be interviewed by the NCG Committee, the Board and members of our executive management.
The NCG Committee reserves the right not to have any communications with the recommending stockholder or the candidate regarding the evaluation process of the candidate or the NCG Committee's conclusions regarding such evaluation.
Stockholder Nominations and Proposals for 2021 Annual Meeting
Proposals for Inclusion in our Proxy Statement
Stockholders wishing to have a proposal considered for inclusion in our 2021 proxy statement pursuant to Exchange Act Rule 14a-8 must submit the proposal so that our Corporate Secretary receives it at our principal executive offices located at Crown Castle International Corp., 1220 Augusta Drive, Suite 600, Houston, Texas 77057, Attn: Corporate Secretary no later than December 1, 2020. If the date of the 2021 Annual Meeting of Stockholders is changed by more than 30 days from the date of the 2020 Annual Meeting, the deadline for submitting proposals to be included in our 2021 proxy statement will be a reasonable time before we begin to print and mail our proxy materials for our 2021 Annual Meeting.
Stockholders wishing to have one or more director nominations considered for inclusion in our 2021 proxy statement pursuant to the proxy access right included in Section 2.10 of our By-Laws must submit written notice of the nomination or nominations, together with other information required by Section 2.10, so that our Corporate Secretary receives it at our principal executive offices no later than December 1, 2020 and not earlier than November 1, 2020. If the 2021 Annual Meeting is not held, is advanced by more than 30 days, or delayed by more than 90 days, from May 14, 2021 (the first anniversary date of the 2020 Annual Meeting), the nomination must be received by the Corporate Secretary not earlier than the 120th day prior to the 2021 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2021 Annual Meeting or the 10th day following the announcement of the 2021 Annual Meeting date. A copy of the applicable By-Laws provision may be obtained, without charge, upon written request to our Corporate Secretary.
Other Proposals to be Presented at the 2021 Annual Meeting (not for Inclusion in our Proxy Statement)
Stockholders may make nominations for directors and introduce proposals or other business to be considered at the 2021 Annual Meeting (but not included in our 2021 proxy statement) provided such nominations and proposals are in accordance with Section 2.07 of our By-Laws and involve proper matters for stockholder action. Such stockholder nominations and proposals and other business for the 2021 Annual Meeting must be delivered not less than 90 days (February 14, 2021) nor more than 120 days (January 15, 2021) before May 14, 2021 (the

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

first anniversary date of the 2020 Annual Meeting) to our Corporate Secretary at our principal executive offices located at Crown Castle International Corp., 1220 Augusta Drive, Suite 600, Houston, Texas 77057, Attn: Corporate Secretary. If the 2021 Annual Meeting is advanced by more than 30 days, or delayed by more than 90 days, from the first anniversary date of the 2020 Annual Meeting, notice of the nomination or proposal must be delivered not earlier than the 120th day prior to the 2021 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2021 Annual Meeting or the 10th day following the announcement of the 2021 Annual Meeting date. The notice of nominations for the election of directors must set forth certain information concerning the stockholder giving the notice and each nominee. A copy of the applicable By-Laws provision may be obtained, without charge, upon written request to our Corporate Secretary.
If the date of the 2021 Annual Meeting is advanced or delayed by more than 30 calendar days from the date of the 2020 Annual Meeting, we shall, in a timely manner, inform stockholders of such change, by including a notice, under Item 5, in our earliest possible quarterly report on Form 10-Q. The notice will include the new deadline for submitting proposals to be included in our 2021 proxy statement and the new date for determining whether we have received timely notice of a nomination or proposal.
Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity. We also expect to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to, and obtaining voting instructions from, beneficial owners of our stock.
Available Information

We maintain a website at www.crowncastle.com. Copies of the Committee charters of each of the Audit Committee, Compensation Committee and the NCG Committee, together with certain other corporate governance materials, including our Financial Code of Ethics, Corporate Governance Guidelines and Ethics Policy, can be found under the Investors section of our website at https://www.crowncastle.com/investors/corporate-governance, and such information is also available in print to any stockholder who requests it through our Corporate Secretary at the address below.
We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the 2019 Form 10-K as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, the 2019 Form 10-K is available, free of charge, on our website at https://www.crowncastle.com/investors/current10k.pdf. A request for a copy of the 2019 Form 10-K should be directed to Crown Castle International Corp., 1220 Augusta Drive, Suite 600, Houston, Texas 77057, Attn: Corporate Secretary. A copy of any exhibit to the 2019 Form 10-K will be forwarded following receipt of a written request with respect thereto addressed to the Corporate Secretary.
Householding of Proxy Materials

In order to reduce expenses, we are taking advantage of certain SEC rules, commonly known as "householding," that permit us to deliver, in certain cases, only one Proxy Materials Notice, 2019 Form 10-K or Proxy Statement, as applicable, to multiple stockholders sharing the same address, unless we have received contrary instructions from one or more of the stockholders. If you received a householded mailing this year and would like to have additional copies of the Proxy Materials Notice, 2019 Form 10-K or other proxy materials sent to you, or if you would like to revoke your consent to the householding of documents in the future, please call 1-866-540-7095 or write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
Stockholder Communications

The Board welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may send communications to the Board, to any Committee, to the non-management Directors or to any Director in particular, to: Crown Castle International Corp., 1220 Augusta Drive, Suite 600, Houston, Texas 77057, Attn: Corporate Secretary.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Appendix A
Independence Categorical Standards
(February 21, 2018)

The board of directors (“Board”) of Crown Castle International Corp. (“Company”) has established the following guidelines to assist it in determining whether a director of the Company (“Director”) has a “material relationship” with the Company and is “independent”.

The following relationships are not “material relationships” that would impair a Director’s “independence” (“Safe Harbor Relationships”):

•	Certain Prior Relationships. More than three years have elapsed since:

a)	the Director was employed by the Company;

b)	a Family Member (defined below) was employed by the Company as an executive officer;

c)	the Director or a Family Member (in a professional capacity) was a partner with or employed by the Company’s internal or external auditor (“Auditor”) and personally worked on the Company’s audit; or

d)	a present executive officer of the Company served on the compensation committee of a company which employed at the same time the Director or a Family Member as an executive officer.

•	Current Employment. A Family Member is:

a)	employed by the Company in a non-officer position; or

b)	employed by, but is not a partner with, the Auditor and does not personally work on the Company’s audit.

•
Compensation. The Director or a Family Member has received less than $120,000 during any 12-month period in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•
Business Relationships. The Director or a Family Member is or was a partner, greater than 10% shareholder, director, officer or employee of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, is less than the greater of:

a)	$1 million, or

b)	two percent (2%) of such other company’s consolidated gross revenues.

•
Indebtedness. The Director or a Family Member is a partner, greater than 10% shareholder, director, officer or employee of a company that is indebted to the Company or to which the Company is indebted, and the total amount of each company’s indebtedness to the other is less than two percent (2%) of the total consolidated assets of such other company.

•
Charitable Contributions. The Director or a Family Member is a trustee, fiduciary, director, officer or employee of a tax-exempt organization to which the Company contributes, and the Company’s contributions in any single fiscal year to that organization are less than the greater of:

a)	$500,000, or

b)	one percent (1%) of that organization’s total annual receipts.

•	Stock Ownership. The Director owns, directly or indirectly, a significant amount of Company stock (including securities convertible into Company stock).

A “Family Member” is a Director’s spouse, parents, children, siblings, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares such Director’s home.

If a Director has a significant relationship with the Company that does not constitute a Safe Harbor Relationship, the determination of whether such relationship constitutes a “material relationship”, and therefore whether the director qualifies as independent, should be made by the Board based on the totality of circumstances. In addition, members of the Audit Committee are subject to additional standards relating to their independence.

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT
A - 1

Appendix B
Non-GAAP Financial Measures

This Proxy Statement includes presentations of Adjusted EBITDA, Adjusted Funds from Operations ("AFFO"), including per share amounts, and Funds from Operations ("FFO"), which are non-GAAP financial measures. These non-GAAP financial measures are not intended as alternative measures of operating results or cash flow from operations (as determined in accordance with Generally Accepted Accounting Principles ("GAAP")).

Our non-GAAP financial measures are presented as additional information because management believes these measures are useful indicators of the financial performance of our business. Among other things, management believes that:

•
Adjusted EBITDA is useful to investors or other interested parties in evaluating our financial performance. Adjusted EBITDA is the primary measure used by management (1) to evaluate the economic productivity of our operations and (2) for purposes of making decisions about allocating resources to, and assessing the performance of, our operations. Management believes that Adjusted EBITDA helps investors or other interested parties meaningfully evaluate and compare the results of our operations (1) from period to period and (2) to our competitors, by removing the impact of our capital structure (primarily interest charges from our outstanding debt) and asset base (primarily depreciation, amortization and accretion) from our financial results. Management also believes Adjusted EBITDA is frequently used by investors or other interested parties in the evaluation of the communications infrastructure sector and other REITs to measure financial performance without regard to items such as depreciation, amortization and accretion which can vary depending upon accounting methods and the book value of assets. In addition, Adjusted EBITDA is similar to the measure of current financial performance generally used in our debt covenant calculations. Adjusted EBITDA should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

•
AFFO, including per share amounts, is useful to investors or other interested parties in evaluating our financial performance. Management believes that AFFO helps investors or other interested parties meaningfully evaluate our financial performance as it includes (1) the impact of our capital structure (primarily interest expense on our outstanding debt and dividends on our preferred stock) and (2) sustaining capital expenditures, and excludes the impact of our (a) asset base (primarily depreciation, amortization and accretion) and (b) certain non-cash items, including straight-lined revenues and expenses related to fixed escalations and rent free periods. GAAP requires rental revenues and expenses related to leases that contain specified rental increases over the life of the lease to be recognized evenly over the life of the lease. In accordance with GAAP, if payment terms call for fixed escalations, or rent free periods, the revenue or expense is recognized on a straight-lined basis over the fixed, non-cancelable term of the contract. Management notes that Crown Castle uses AFFO only as a performance measure. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance and should not be considered as an alternative to cash flows from operations or as residual cash flow available for discretionary investment.

•
FFO is useful to investors or other interested parties in evaluating our financial performance. Management believes that FFO may be used by investors or other interested parties as a basis to compare our financial performance with that of other REITs. FFO helps investors or other interested parties meaningfully evaluate financial performance by excluding the impact of our asset base (primarily depreciation, amortization and accretion). FFO is not a key performance indicator used by Crown Castle. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance and should not be considered as an alternative to cash flow from operations.

We define our non-GAAP financial measures as follows:

Adjusted EBITDA. We define Adjusted EBITDA as net income (loss) plus restructuring charges (credits), asset write-down charges, acquisition and integration costs, depreciation, amortization and accretion, amortization of prepaid lease purchase price adjustments, interest expense and amortization of deferred financing costs, (gains) losses on retirement of long-term obligations, net (gain) loss on interest rate swaps, (gains) losses on foreign currency swaps, impairment of available-for-sale securities, interest income, other (income) expense,

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

(benefit) provision for income taxes, cumulative effect of a change in accounting principle, (income) loss from discontinued operations and stock-based compensation expense.

AFFO. We define AFFO as FFO before straight-lined revenue, straightlined expense, stock-based compensation expense, non-cash portion of tax provision, non-real estate related depreciation, amortization and accretion, amortization of non-cash interest expense, other (income) expense, (gains) losses on retirement of long-term obligations, net (gain) loss on interest rate swaps, (gains) losses on foreign currency swaps, acquisition and integration costs, and adjustments for noncontrolling interests, and less sustaining capital expenditures.

AFFO per share. We define AFFO per share as AFFO divided by diluted weighted-average common shares outstanding

FFO. We define FFO as net income plus real estate related depreciation, amortization and accretion and asset write-down charges, less noncontrolling interest and cash paid for preferred stock dividends, and is a measure of funds from operations attributable to CCIC common stockholders.

Reconciliations of Non-GAAP Financial Measures:

Reconciliation of Historical Adjusted EBITDA:

	For the Twelve Months Ended
	December 31, 2019	December 31, 2018
(in millions)		(As Restated)
Net income (loss)	$860	$622
Adjustments to increase (decrease) net income (loss):
Asset write-down charges	19	26
Acquisition and integration costs	13	27
Depreciation, amortization and accretion	1,572	1,527
Amortization of prepaid lease purchase price adjustments	20	20
Interest expense and amortization of deferred financing costs	683	642
(Gains) losses on retirement of long-term obligations	2	106
Interest income	(6)	(5)
Other (income) expense	(1)	(1)
(Benefit) provision for income taxes	21	19
Stock-based compensation expense	116	108
Adjusted EBITDA	$3,299	$3,091

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Reconciliation of Historical FFO and AFFO:

	For the Twelve Months Ended
(in millions)	December 31, 2019	December 31, 2018
		(As Restated)
Net income (loss)	$860	$622
Real estate related depreciation, amortization and accretion	1,517	1,471
Asset write-down charges	19	26
Dividends/distributions on preferred stock	(113)	(113)
FFO	$2,283	$2,005

FFO (from above)	$2,283	$2,005
Adjustments to increase (decrease) FFO:
Straight-lined revenue	(80)	(72)
Straight-lined expense	93	90
Stock-based compensation expense	116	108
Non-cash portion of tax provision	5	2
Non-real estate related depreciation, amortization and accretion	55	56
Amortization of non-cash interest expense	1	7
Other (income) expense	(1)	(1)
(Gains) losses on retirement of long-term obligations	2	106
Acquisition and integration costs	13	27
Sustaining capital expenditures	(117)	(105)
AFFO	$2,371	$2,224
Weighted-average common shares outstanding—diluted	418	415
AFFO per share	$5.68	$5.36

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

Crown Castle International Corp. 1220 Augusta Drive, Suite 600 Houston, TX 77057	Notice of Annual Meeting of Stockholders May 14, 2020 and Proxy Statement

CROWN CASTLE INTERNATIONAL CORP.	2020 PROXY STATEMENT

1220 AUGUSTA DRIVE SUITE 600 HOUSTON, TX 77057
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 13, 2020. If you participate in the Crown Castle International Corp. 401(k) Plan, you must vote these shares no later than 11:59 P.M. Eastern Time on May 11, 2020. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Crown Castle International Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 P.M. Eastern Time on May 13, 2020. If you participate in the Crown Castle International Corp. 401(k) Plan, you must vote these shares no later than 11:59 P.M. Eastern Time on May 11, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D00270-P37891-Z76678	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CROWN CASTLE INTERNATIONAL CORP. The Board of Directors recommends you vote FOR each of the nominees in Proposal 1:
1. Election of Directors Nominees:	For	Against	Abstain
1a. P. Robert Bartolo	☐	☐	☐
1b. Jay A. Brown	☐	☐	☐		For	Against	Abstain
1c. Cindy Christy	☐	☐	☐	1j. Robert F. McKenzie	☐	☐	☐
1d. Ari Q. Fitzgerald	☐	☐	☐	1k. Anthony J. Melone	☐	☐	☐
1e. Robert E. Garrison II	☐	☐	☐	1l. W. Benjamin Moreland	☐	☐	☐
1f. Andrea J. Goldsmith	☐	☐	☐
1g. Lee W. Hogan	☐	☐	☐	The Board of Directors recommends you vote FOR Proposals 2 and 3:	For	Against	Abstain
1h. Edward C. Hutcheson, Jr.	☐	☐	☐	2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal year 2020.	☐	☐	☐
1i. J. Landis Martin	☐	☐	☐
				3. The non-binding, advisory vote to approve the compensation of the Company's named executive officers.	☐	☐	☐
For address changes/comments, mark here. (see reverse for instructions)			☐
Please indicate if you plan to attend this meeting.	☐	☐		NOTE: The undersigned also authorizes the named proxies to vote in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
	Yes	No

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D00271-P37891-Z76678

CROWN CASTLE INTERNATIONAL CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS May 14, 2020

The undersigned hereby appoints Jay A. Brown and Donald J. Reid, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Crown Castle International Corp. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 A.M., Central Time on May 14, 2020, and any adjournments or postponements thereof.

IF YOU ARE A STOCKHOLDER, THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 ON THE REVERSE SIDE, "FOR" EACH OF PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES NAMED ABOVE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. VOTING DIRECTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON MAY 13, 2020.

IF YOU ARE A PARTICIPANT IN THE CROWN CASTLE INTERNATIONAL CORP. 401(K) PLAN ("PLAN"), THEN THE PROXY CARD, WHEN PROPERLY EXECUTED AND DELIVERED, WILL CONSTITUTE VOTING INSTRUCTIONS TO CHARLES SCHWAB BANK, AS TRUSTEE FOR THE PLAN ("TRUSTEE"), WITH RESPECT TO SHARES OF COMMON STOCK ALLOCABLE TO YOUR ACCOUNT ON MATTERS PROPERLY COMING BEFORE THE ANNUAL MEETING OF STOCKHOLDERS AND ANY ADJOURNMENTS OR POSTPONEMENT THEREOF. IF YOU, AS THE PARTICIPANT IN THE PLAN, FAIL TO PROVIDE INSTRUCTIONS BY 11:59 P.M. EASTERN TIME ON MAY 11, 2020, THE INDEPENDENT FIDUCIARY FOR THE PLAN WILL INSTRUCT THE TRUSTEE TO VOTE SUCH SHARES OF COMMON STOCK IN THE SAME PROPORTION AS SHARES OF COMMON STOCK FOR WHICH VOTING INSTRUCTIONS HAVE BEEN TIMELY AND PROPERLY RECEIVED FROM OTHER PLAN PARTICIPANTS, UNLESS REQUIRED BY APPLICABLE LAW TO EXERCISE DISCRETION IN VOTING SUCH SHARES.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side